Exhibit 10.2

COLLABORATION AGREEMENT

This Collaboration Agreement is entered into as of the Effective Date by and between Seattle Genetics, Inc., a Delaware corporation having offices at 21823 30th Drive S.E., Bothell, WA 98021 (“SGEN”), and Genentech, Inc., a Delaware corporation having offices at 1 DNA Way, South San Francisco, CA 94080-4990 (“GNE”).

RECITALS

WHEREAS, GNE is engaged in the research, development and commercialization of human pharmaceuticals;

WHEREAS, SGEN possesses intellectual property relating to a proprietary humanized anti-CD40 monoclonal antibody known as SGN-40, as well as other anti-CD40 antibodies; and

WHEREAS, GNE and SGEN desire to enter into a collaboration under which GNE and SGEN would endeavor to jointly develop SGN-40, and if successful GNE would commercialize SGN-40 and SGEN would receive an option to co-promote SGN-40 in the U.S., all under the terms and conditions set forth below.

NOW THEREFORE, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

1.1 “Abbott Agreement” has the meaning set forth in Section 2.1(b).

1.2 “ADC Collaboration Agreement” means that certain ADC Collaboration Agreement dated April 19, 2002 by and between SGEN and GNE.

1.3 “Affiliate” means any corporation or other business entity controlled by, controlling, or under common control with another entity, with “control” meaning direct or indirect beneficial ownership of [***] of the voting stock of, or [***] interest in the income of, such corporation or other business entity. For purposes of this Agreement, with respect to GNE, the term “Affiliate” shall not include [***] and its successors, or any entity that controls, is controlled by or is under common control with [***], in each case that is not controlled by GNE.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

1.4 “Allocable Overhead” means [***] costs incurred by a Party that are attributable to that Party’s [***]. Allocable Overhead shall not include any costs attributable to [***].

1.5 “Autoimmune Disease Indication” means a non-cancer disease or condition caused by an immune response against normal tissues, including multiple sclerosis, rheumatoid arthritis, systemic lupus erythematosus, scleroderma and inflammatory indications.

1.6 “CD40” means the CD40 cell surface receptor, which is a member of the TNF superfamily and to which CD40 ligand (CD40L or also known as CD154) binds.

1.7 “Combination Product” has the meaning set forth in Section 1.54.

1.8 “Commercialization” means the marketing, promotion, sale and/or distribution of Licensed Product in the Territory. “Commercialize” has a correlative meaning.

1.9 “Competitive Product” means any antibody-based product containing an [***] that (i) specifically [***] and (ii) is not either a [***] or a [***].

1.10 “Confidential Information” means all Information (whether in written, oral, electronic, visual, tangible, or other form) and materials, including biological and other tangible materials, that are disclosed by one Party to the other Party prior to the Effective Date or during the Term, provided that all information disclosed in tangible form is designated as confidential by the use of an appropriate stamp or legend and information disclosed in any other form is identified as confidential at the time of disclosure.

1.11 “Controlled” means, with respect to any intellectual property right or Information, that the Party owns or has a license to such intellectual property right or Information and has all the rights necessary (a) to grant to the other Party a license or sublicense to such intellectual property right as provided for herein or (b) to transfer such Information to the other Party as provided for herein (as applicable) without violating the terms of any agreement or other arrangements with any Third Party existing at the time such Party would be first required hereunder to grant the other Party such license or sublicense or to perform such transfer.

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1.12 “Co-Promote” means the detailing or promotion of a Co-Promote Product to physicians or other authorized prescribers in the U.S. under a single trademark.

1.13 “Co-Promote Product” has the meaning set forth in Section 6.6(a).

1.14 “Co-Promotion Notice” has the meaning set forth in Section 6.6(b).

1.15 “Co-Promotion Option” has the meaning set forth in Section 6.6(a).

1.16 “Co-Promotion Plan” has the meaning set forth in Section 6.6(c).

1.17 “Development” means all activities that relate to (a) obtaining, maintaining or expanding Regulatory Approval of a Licensed Product, (b) studies conducted to expand the scientific or medical understanding of a Licensed Product, whether for publication in a peer-reviewed journal or not, but not necessarily for the intent of obtaining, maintaining or expanding Regulatory Approval of Licensed Product (e.g., investigator-sponsored trials) or (c) developing the ability to manufacture clinical and commercial quantities of Licensed Product. This includes: (i) research, preclinical testing, toxicology, and clinical studies of Licensed Product; (ii) preparation, submission, review, and development of data or information for the purpose of submission to a governmental authority to obtain, maintain and/or expand Regulatory Approval of Licensed Product, and outside counsel regulatory legal services related thereto; (iii) manufacturing process development and scale-up, bulk production and fill/finish work associated with the supply of Licensed Product for preclinical and clinical studies, and related quality assurance technical support activities; and (iv) post-Regulatory Approval product support for a Licensed Product (including manufacturing and quality assurance technical support, and laboratory and clinical efforts directed toward the further understanding of the safety and efficacy of a Licensed Product. “Develop” has a correlative meaning.

1.18 “Development Costs” has the meaning set forth in Section 4.7.

1.19 “Development Plan” has the meaning set forth in Section 4.2(a).

1.20 “Diligent Efforts” means, with respect to particular obligations or tasks of a Party, the carrying out of such obligations or tasks in a diligent manner consistent with (a) as to [***], [***] and (b) as to [***], [***], in each case of (a) and (b) as applicable to the

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development or commercialization of a product having similar technical and regulatory hurdles and similar market potential, profit potential and strategic value, that is at a similar stage in its development or product life cycle, and is based on conditions then prevailing and with due regard to the nature of efforts and cost required and the current corporate goals and priorities of such Party, but in any event, not less than the level of effort that such Party uses to conduct its own comparable business.

1.21 “Dollars” or “$” means the legal tender of the U.S.

1.22 “Drug Approval Application” means, with respect to a particular country, an application for regulatory approval required before commercial sale or use of a Licensed Product in such country. For clarity, in the U.S., a “Biologics License Application” and a “New Drug Application” (as such terms are used by the FDA) shall each be deemed to be a Drug Approval Application.

1.23 “Effective Date” means the date upon which all provisions of this Agreement become effective pursuant to Section 16.1.

1.24 “European Union” or “EU” means the European Union or any successor organization, including any of its member countries.

1.25 “Execution Date” means January 7, 2007, the date upon which this Agreement has been executed and delivered by both Parties.

1.26 “Executive Officer” means, in the case of SGEN, the Chief Executive Officer of SGEN or designee, and in the case of GNE, any of the following: the Vice President of Sales and Marketing, BioOncology or the Vice President, Clinical Hematology/Oncology of GNE, or their successor functionaries. In no case will any Executive Officer be a currently serving member of the JDC or JCC.

1.27 “FBMC” means, with respect to a given Licensed Product (or Termination Product), [***] of a Party’s fully-burdened manufacturing cost (as defined by such Party’s accounting policies consistently applied), which shall comprise the sum of: (a) [***] and (b) [***]. With respect to Licensed Products (or Termination Products) manufactured by a Third

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Party under contract with such Party and supplied either to such Party or directly to the other Party, Section 1.27(a) shall include the net sum of (i) [***]; (ii) [***]; and (iii) to the extent not otherwise captured in the deductions for Net Sales set forth in Section 1.54, [***], and (iv) [***].

1.28 “FDA” means the U.S. Food and Drug Administration or any successor agency thereto.

1.29 “Field” means all uses.

1.30 “First Commercial Sale” means, with respect to a country in the Territory, the first sale to a Third Party of a Licensed Product in such country by GNE or its Affiliates or Sublicensees after the approval of the Drug Approval Application in such country, or where no Drug Approval Application is required to be approved, after compliance with such import requirements as are required to import such Licensed Product into such country for commercial sale.

1.31 “FTE” means the equivalent of a full-time employee of SGEN (including normal vacations, sick leave, and other similar matters). A Development FTE charged to GNE shall represent the percentage of time a full-time employee of SGEN spends working on Development activities assigned to SGEN under a Development Plan relative to total time over a given time period as recorded in the SGEN project time reporting system. For the avoidance of doubt, the time shall be recorded in a manner such that no employee of SGEN can report him/herself as more than [***] FTE in any given [***]. An FTE is measured on the basis of a total of [***].

1.32 “GAAP” means United States generally accepted accounting principles.

1.33 “GNE Excluded Patents” means all rights in and to any of the following, each of which is defined on Exhibit D: [***].

1.34 “GNE Inventions” means all Inventions that are made during the Term by one or more employees of GNE or persons contractually required to assign or license such Inventions to GNE, excluding Joint Inventions.

1.35 “GNE Know-How” means all Information that is (a) Controlled by GNE or its Affiliates as of the Effective Date or any time during the Term, and (b) necessary or useful for SGEN to research, Develop, manufacture, use, sell, offer for sale, import, or export Licensed Products.

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1.36 “GNE Patents” means any and all Patents that (a) are Controlled by GNE or its Affiliates as of the Effective Date or any time during the Term, and (b) claim a Licensed Product, its use or manufacture, but excluding in any event the GNE Excluded Patents.

1.37 “GNE Technology” means the GNE Know-How and GNE Patents, including GNE’s interest in any Joint Patents.

1.38 “GNE Termination Technology” means the GNE Know-How and GNE Patents, including GNE’s interest in any Joint Patents, but in each case [***].

1.39 “Hematologic Oncology Indication” means a cancerous disease of the blood or bone marrow, including non-Hodgkin’s lymphoma, multiple myeloma, chronic lymphocytic leukemia, acute lymphocytic leukemia, Hodgkin’s disease and Waldenstrom’s macroglobulinemia. For clarification and purposes of calculating milestone payments owed pursuant to Section 8.3, the following diseases shall each be considered a different Hematologic Oncology Indication: (a) aggressive lymphoma subtypes such as diffuse large B-cell lymphoma; (b) indolent lymphoma subtypes such as follicular lymphoma; (c) multiple myeloma; (d) chronic lymphocytic leukemia; (e) acute lymphocytic leukemia; and (f) Hodgkin’s disease.

1.40 “HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1974, as amended, 15 U.S.C. §18A.

1.41 “HSR Conditions” shall mean the following conditions, collectively: (a) the waiting period under the HSR Act shall have expired or earlier been terminated; (b) no injunction (whether temporary, preliminary or permanent) prohibiting consummation of the transaction contemplated by this Agreement or any material portion hereof shall be in effect; (c) no judicial or administrative proceeding opposing consummation of all or any part of this Agreement shall be pending; and (d) no requirements or conditions shall have been imposed by the United States Department of Justice or Federal Trade Commission (as applicable) in connection with the filings by the Parties under the HSR Act, other than requirements or conditions that are satisfactory to the Party on whom such requirements or conditions are imposed.

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1.42 “HSR Filing” shall mean filings by GNE and SGEN with the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice of a Notification and Report Form for Certain Mergers and Acquisitions (as that term is defined in the HSR Act) with respect to the subject matter of this Agreement, together with all required documentary attachments thereto.

1.43 “IND” means an investigational new drug application in the U.S. or any equivalent Regulatory Filing in another country.

1.44 “Initial Development Plan” has the meaning set forth in Section 4.2(b).

1.45 “Information” means all compositions of matter, techniques, data and other know-how and technical information, including inventions, improvements and developments, practices, methods, concepts, trade secrets, documents, computer data, computer code, apparatus, clinical and regulatory strategies, test data, analytical and quality control data, formulation, manufacturing, patent data or descriptions, development information, drawings, specifications, designs, plans, proposals and technical data and manuals and all other proprietary information.

1.46 “Inventions” means any Information (whether or not patentable) that is made, discovered, or created, or that otherwise arises from activities conducted by the Parties pursuant to this Agreement during the Term.

1.47 “Joint Inventions” means any Inventions that are made by at least one SGEN employee or person contractually required to assign or license such Inventions to SGEN and at least one GNE employee or person contractually required to assign or license such Inventions to GNE.

1.48 “Joint Patent(s)” has the meaning set forth in Section 10.1(b).

1.49 “JDC” has the meaning set forth in Section 3.1.

1.50 “Licensed Molecule” means: (a) the humanized anti-CD40 monoclonal antibody referred to by SGEN as SGN-40 and having the amino acid sequence of hu sgn 26 described in US 60/684,853 filed May 26, 2005, [***] any [***], [***] or [***] thereof; (b) the murine monoclonal antibody S2C6, [***], [***] or [***] thereof; or (c) [***]. Licensed Molecules shall also include antibody-drug conjugates containing any antibody set forth in clauses (a), (b) or (c) above; provided, however, if the antibody-drug conjugate is subject to the ADC Collaboration Agreement, [***].

1.51 “Licensed Product” means any pharmaceutical product that uses, incorporates or contains a Licensed Molecule, including all formulations, line extensions, and modes of administration thereof.

1.52 “MabTech Agreement” means that certain License Agreement entered into between SGEN and MabTech AB with an effective date of June 14, 1998, as amended by the First Amendment to the License Agreement effective January 31, 2000.

1.53 “Marks” has the meaning set forth in Section 10.5.

1.54 “Net Sales” means, with respect to a particular time period, the gross amounts invoiced for sales of Licensed Products (or as the case may be, Competitive Products or Termination Products) (in final form for end use) by GNE and its Affiliates and Sublicensees, [***]:

(i)	[***];

(ii)	[***];

(iii)	[***];

(iv)	[***];

(v)	[***];

(vi)	[***];

(vii)	[***]; and

(viii)	[***].

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All of the foregoing elements of Net Sales calculations shall be determined on an [***] in accordance with GAAP or applicable international accounting standards.

Sales between or among GNE and its Affiliates and Sublicensees, shall be excluded from the computation of Net Sales, but Net Sales shall include the first sales to Third Parties by any such Affiliates or Sublicensees.

Notwithstanding anything else in this in this Section 1.54, the supply or other disposition of Licensed Products (i) as samples, (ii) for use in non-clinical or clinical studies, (iii) for use in any tests or studies reasonably necessary to comply with any applicable law, regulation or request by a regulatory or governmental authority or as is otherwise reasonable and customary in the industry, in each case shall not be included within the computation of Net Sales.

In the event a Licensed Product is sold in combination with one or more other active ingredients which are not the subject of this Agreement (as used in this definition of Net Sales, a “Combination Product”), then the gross amount invoiced for that Licensed Product shall be calculated [***]. In the event that the other active ingredient is not sold separately, then the gross amount invoiced for that Licensed Product shall be calculated by [***]. In the event that no such separate sales are made, Net Sales for royalty determination shall be determined by the Parties in good faith.

1.55 “Other SGEN Research” means those research activities involving in vitro or non-clinical in vivo work (a) that are being conducted by SGEN as of the Effective Date or that are conducted by SGEN during the Term and (b) [***].

1.56 “Party” means SGEN or GNE individually, and “Parties” means SGEN and GNE collectively.

1.57 “Patents” means (a) United States patents, re-examinations, reissues, renewals, registrations, extensions and term restorations, and all foreign patents and counterparts of any of the foregoing (including any supplemental protection certificates), and (b) applications for United States patents, including provisional applications, continuations, continuations-in-part, divisional and substitute applications, inventors’ certificates, and extensions, any and all patents granted on the basis of such applications, and applications for foreign patents and counterparts of any of the foregoing.

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1.58 “PDL Agreement” means that certain Patent License Agreement between SGEN and Protein Design Labs, Inc., dated as of January 9, 2004.

1.59 “Phase I Trial” means that portion of the clinical development program that provides for the well-controlled clinical trials of a Licensed Product in a human patient population to determine the safe dose range in the proposed therapeutic indication, as more fully defined in 21 C.F.R. § 312.21(a), or its successor regulation, or the equivalent in any foreign country. For clarity, the term “Phase I Trial” shall include the Phase Ib trials referenced in Section 4.2(b).

1.60 “Phase II Trial” means that portion of the clinical development program that provides for the well-controlled clinical trials of a Licensed Product in a human patient population to determine the safe and effective dose range in the proposed therapeutic indication, as more fully defined in 21 C.F.R. § 312.21(b), or its successor regulation, or the equivalent in any foreign country.

1.61 “Phase III Trial” means that portion of the clinical development program that provides for continued clinical trials of a Licensed Product in an extended human patient population designed to obtain data determining efficacy and safety of such Licensed Product to support Regulatory Approvals in the proposed therapeutic indication, as more fully defined in 21 C.F.R. § 312.21(c), or its successor regulation, or the equivalent in any foreign country.

1.62 “Pivotal Trial” means a controlled study in humans that is prospectively designed, using predetermined endpoints, to demonstrate, both clinically and statistically, efficacy and safety sufficient to obtain Regulatory Approval. A Pivotal Trial would also include any study in humans that although not prospectively designed as such, results in obtaining Regulatory Approval.

1.63 “Prior Agreements” means the License Agreement between the Parties, dated March 6, 2003, and the Non-Exclusive Cabilly Patent License Agreement between the Parties, dated March 6, 2003 (the “Cabilly Agreement”), and, to the extent referenced in the foregoing agreements, that certain Amended and Restated Development and License Agreement between the Parties dated March 2, 2001.

1.64 “Regulatory Approval” means all approvals, licenses, registrations or authorizations of any federal, state or local regulatory agency, department, bureau or other governmental entity, necessary for the manufacturing, use, storage, import, transport, marketing and sale of Licensed Products in a country or regulatory jurisdiction. For countries where governmental approval is required for pricing or reimbursement for the Licensed Product, “Regulatory Approval” shall not be deemed to occur until such pricing or reimbursement approval is obtained.

1.65 “Regulatory Filings” means all applications, filings, dossiers and the like submitted to a regulatory authority in the Territory for the purpose of obtaining Regulatory Approval from that regulatory authority in the Territory. Regulatory Filings shall include, but not be limited to, all Drug Approval Applications.

1.66 “SGEN Development Period” means the six (6) year period commencing on the Effective Date.

1.67 “SGEN FTE Rate” means [***] per FTE per year, subject to annual adjustment on [***] of the Effective Date based on the percentage increase or decrease in the [***], All Items during the applicable period. Rate includes [***].

1.68 “SGEN Inventions” means all Inventions that are made by one or more employees of SGEN or persons contractually required to assign or license such Inventions to SGEN, excluding Joint Inventions.

1.69 “SGEN Know-How” means all Information that is (a) Controlled by SGEN as of the Effective Date or any time during the Term, and (b) necessary or useful for GNE to research, Develop, manufacture, use, sell, offer for sale, import, or export Licensed Products.

1.70 “SGEN Patents” means any and all Patents that (a) are Controlled by SGEN as of the Effective Date or at any time during the Term and (b) cover an antibody (including any variant, derivative, or fragment thereof) targeting CD40 or its manufacture, use or sale. For purposes of this Agreement and notwithstanding anything to the contrary, the Patents listed on Exhibit A shall be deemed, without limitation, to be SGEN Patents. Exhibit A may be updated from time to time. [***].

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1.71 “SGEN Product” means a Licensed Product that uses, incorporates or contains a Licensed Molecule meeting the criteria set forth in Sections 1.50(a) or (b).

1.72 “SGEN Technology” means SGEN Know-How and SGEN Patents, including SGEN’s interest in any Joint Patents.

1.73 “Solid Tumor Indication” means any cancer other than a Hematologic Oncology Indication, including lung, colon, breast, renal cell, ovarian, bladder, head and neck, squamous cell or hepatocellular cancer.

1.74 “Sublicensee” means any Third Party which enters into an agreement with a Party or its Affiliate involving the grant to such Third Party of any rights under the licenses granted to such Party under this Agreement.

1.75 “Term” has the meaning set forth in Section 14.1.

1.76 “[***]” has the meaning set forth in Section 14.5(a)(ii).

1.77 “Territory” means the entire world.

1.78 “Third Party” means any person or entity other than a Party or its Affiliates.

1.79 “U.S.” means the United States of America, its territories and possessions, including the Commonwealth of Puerto Rico.

1.80 “U.S. Commercialization Plan” has the meaning set forth in Section 6.2(a).

1.81 “Valid Claim” means a claim of an issued and unexpired Patent (as defined in Section 1.57(a)) which has not been disclaimed, revoked, held unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or is unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer or otherwise.

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1.82 “Valid Claim Product” means a Licensed Product that at the time of sale, the use or sale of which would, but for the license granted to GNE under Section 2.1, infringe a Valid Claim of a Patent (as defined in Section 1.57(a)) within the SGEN Patents in the country of sale, subject to Section 8.3(i).

ARTICLE 2

LICENSES

2.1 License to GNE.

(a) Subject to the terms and conditions of this Agreement, SGEN hereby grants to GNE, under the SGEN Technology, an exclusive (even as to SGEN) royalty-bearing license (or, as relevant, sublicense) to develop, make, have made, use, import, export, sell, offer for sale, and market Licensed Products in the Field in the Territory. Such license shall be sublicensable only with the prior written consent of SGEN, which shall not be unreasonably withheld. Notwithstanding the foregoing, [***]; provided, however, that [***]. For the purpose of the preceding sentence, [***] shall be treated as an Affiliate of [***]. Each sublicense granted by GNE under this Section 2.1 shall be subordinate to this Agreement, and GNE shall be responsible for the performance of its Sublicensees. Any act or omission by a Sublicensee that would be a material breach of this Agreement had it been performed (or not performed) by GNE shall be treated as a material breach of this Agreement by GNE, provided, however, that SGEN shall not have the right to terminate this Agreement pursuant to Section 14.2 based upon such material breach if (i) GNE terminates the sublicense agreement with such Sublicensee; (ii) to the extent such material breach is capable of being cured, GNE cures any such material breach by such Sublicensee or commences a plan to cure such material breach within [***] days of its first awareness of such material breach; and (iii) to the extent such material breach is incapable of being cured, GNE shall, upon SGEN’s request, [***].

(b) Prior to the Execution Date, SGEN has entered into a Development and Supply Agreement with Abbott Laboratories, Inc. (“Abbott Laboratories”) dated February 18, 2005 (the “Abbott Agreement”) granting certain rights to manufacture (but not to use, sell or offer to sell) SGN-40.

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2.2 License to SGEN. Subject to the terms and conditions of this Agreement, GNE hereby grants to SGEN, under the GNE Technology and the SGEN Technology, a non-exclusive, royalty-free license to make and use (but not to sell, offer for sale or import) solely to the extent necessary to conduct (a) those Development responsibilities expressly assigned to SGEN under the Development Plan as approved by the JDC and (b) solely during the SGEN Development Period, such Other SGEN Research as SGEN determines in its sole discretion. Such license shall be sublicensable solely to subcontractors approved by the JDC, such approval not to be unreasonably withheld.

2.3 No Non-Permitted Use. GNE hereby covenants that it shall not, nor shall it cause or permit any Affiliate or Sublicensee to, use or practice, directly or indirectly, any SGEN Technology for any purposes other than those expressly permitted by this Agreement.

2.4 No Other Licenses. Neither Party grants to the other Party any rights or licenses in or to any intellectual property, whether by implication, estoppel, or otherwise, other than the license rights that are expressly granted under this Agreement.

2.5 Sublicense Agreements. GNE shall, in each agreement under which it grants a sublicense under the license set forth in Section 2.1 (each, a “Sublicense Agreement”), require the Sublicensee to transfer (i) to GNE or SGEN if this Agreement terminates, and such Sublicense Agreement does not survive in accordance with Section 14.5(a)(iii), either in whole or in part related to the country or region of such Sublicense Agreement and (ii) to GNE where only such Sublicense Agreement terminates: (a) all Regulatory Filings and Regulatory Approvals held or possessed by such Sublicensee and (b) results of preclinical studies and Clinical Trials generated by or on behalf of such Sublicensee. With respect to all Patents and Marks owned or controlled by such Sublicensee, and to the extent such Patents claim a SGEN Product or its use, manufacture or sale, each Sublicense Agreement will provide that such Patents and Marks are freely sublicensable to SGEN or GNE by means of a non-exclusive or exclusive license upon termination of this Agreement and such Sublicense Agreement [***]. Each Sublicense Agreement shall also include diligence obligations no less stringent than those set forth in Sections 4.3 and 6.3, but only to the extent applicable to the scope of rights granted to and obligations incurred by such Sublicensee under the terms of the Sublicense Agreement.

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2.6 Third Party Agreements. GNE (or its Affiliate or Sublicensee) shall be responsible, [***] and [***], for obtaining any agreements with Third Parties for any Third Party rights which, in the reasonable opinion of [***], would be infringed by the Development, manufacturing, and Commercialization activities with respect to Licensed Products in the Territory. GNE (or its Affiliate or Sublicensee) shall [***] to ensure that: (i) each Third Party clinical trial, contract manufacturing, or service agreement entered into by GNE or its Affiliates or Sublicensees with respect to the Licensed Products contains provision(s) permitting such Third Party contract to be [***]; and (ii) any Patents that are licensed by GNE (or its Affiliates or Sublicensees) from a Third Party after the Effective Date and that would constitute GNE Termination Technology if Controlled by GNE [***].

ARTICLE 3

GOVERNANCE

3.1 Joint Development Committee. Within [***] after the Effective Date, SGEN and GNE shall form a joint development committee (“JDC”) consisting of [***] representatives from SGEN and [***] representatives from GNE (or such other number as the Parties may agree, provided that each of the Parties shall have the same number of JDC members). Representatives must be appropriate for the tasks then being undertaken and the stage of development of the Licensed Product for which activities under the Development Plan will be performed, in terms of their seniority, availability, function in their respective organizations, training and experience. Each Party shall designate [***] of its representatives as its primary JDC contact. Each Party may replace its JDC representatives [***] upon prior written notice to the other Party. JDC membership may evolve over time as the project progresses so that each Party’s combined membership represents the key functions (such as Development, manufacturing or regulatory) that are the current focus of work on Licensed Products. The JDC shall continue to exist until the first to occur of (a) the Parties mutually agreeing to disband the JDC or (b) SGEN providing to GNE written notice of its intention to disband and no longer participate in the JDC following the end of the SGEN Development Period. Once SGEN has provided written notice as referred to in clause (b) above, the JDC shall have no further obligations under Sections 4.2 or 4.4.

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3.2 Meetings of the JDC. The JDC shall meet at least [***] times every calendar year, provided that the JDC may decide to schedule meetings on a [***] schedule of [***] times every [***] if indicated by the then-current stage of development and level of Development activity being conducted by the Parties. Such meetings shall be held on such dates and at such times and places as agreed to by GNE and SGEN; provided, however, that at least [***] shall be held in person, alternating between SGEN’s facilities in Seattle, Washington, and GNE’s facilities in South San Francisco, California. Responsibility for keeping minutes will alternate between the Parties, beginning with GNE. JDC meeting minutes will be sent to each member of the JDC for review as soon as practicable after a meeting. A Party may, with the prior written consent of the other Party (such consent not to be unreasonably withheld or delayed), invite a reasonable number of employees, consultants or scientific advisors to attend a meeting of the JDC, provided, however, that such invitees shall participate only as observers and advisors and shall not have a decision-making role. Those invitees must be bound by appropriate confidentiality obligations. Each Party shall be responsible for its own expenses for participating in the JDC. Meetings of the JDC shall be effective only if at least [***] of each Party is present or participating.

3.3 Responsibilities of the JDC. The JDC shall have the responsibility and authority to:

(a) Oversee the Regulatory Approval of Licensed Products in the Field in the U.S., the Development of Licensed Products throughout the Territory in support of such Regulatory Approval in the U.S., and manufacturing of Licensed Products in support of such activities;

(b) Review and approve the overall strategy for Development in the Field in the Territory;

(c) Review and approve any proposed amendments or updates to the Development Plan;

(d) Monitor the Development of Licensed Products in the Field in the Territory against the Development Plan;

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(e) Discuss the requirements for Regulatory Approval in applicable countries in the Territory and oversee regulatory matters with respect to Licensed Products in the Territory;

(f) Establish subcommittees pursuant to Section 3.11, oversee the activities of all subcommittees so established, and address disputes or disagreements arising in all such subcommittees;

(g) Designate and approve all Development activities assigned to SGEN (and agreed to be undertaken by SGEN pursuant to Section 4.1) under a Development Plan (subject to the approval mechanism set forth in Section 3.4); and

(h) Perform such other functions as the Parties may agree in writing.

3.4 Areas Outside the JDC’s Authority. The JDC shall have no authority other than that expressly set forth in Section 3.3 and, specifically, shall have no authority (a) [***], (b) [***](b) [***] provided that (i) such [***] may be evidenced by JDC meeting minutes recording [***] of a Development Plan if such meeting minutes have been approved [***] and (ii) [***] (c) [***], (d) [***], or (e) [***]. For clarity, the JDC is intended to oversee Development of Licensed Products for [***] and SGEN acknowledges and agrees that the JDC shall not have authority over Development of Licensed Products for Regulatory Approval and sale outside the U.S.. Nothing in this Agreement shall be interpreted as [***] to provide [***] to enter into discussions with, or otherwise directly influence the development of [***]; provided, however that [***], shall report on a regular basis as to the status of Development efforts by its Sublicensees outside the U.S. and the JDC shall be responsible for [***].

3.5 JDC Decisions.

(a) [***]; Good Faith; Action Without Meeting. The JDC shall decide all matters by [***], with each Party having [***]. The members of the JDC shall act in good faith to cooperate with one another and to reach agreement with respect to issues to be decided by the JDC. Action that may be taken at a meeting of the JDC also may be taken without a meeting if a [***].

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(b) Failure to Reach Consensus. In the event that the members of the JDC [***] with respect to any matter over which the JDC has authority and responsibility, the JDC shall submit the respective positions of the Parties with respect to such matter for discussion in good faith by the Parties’ respective Executive Officers. If such individuals are not able to mutually agree upon the resolution to such matter [***] after the JDC’s submission to them, then, the Executive Officer of GNE [***]. In no event shall the Executive Officer of GNE decide any matter [***], or in any other manner [***].

3.6 Joint Commercialization Committee. No later than [***] days following SGEN’s exercise of its Co-Promotion Option, and only if such Co-Promotion Option has been exercised by SGEN, SGEN and GNE shall form a joint commercialization committee (“JCC”) consisting of [***] representatives from SGEN and [***] representatives from GNE (or such other number as the Parties may agree, provided that each of the Parties shall have the same number of JCC members). Each Party may replace its JCC representatives at [***] upon prior written notice to the other Party. The JCC shall continue to exist until the first to occur of (i) the Parties [***]; (ii) [***]; (iii) [***]; or (iv) [***].

3.7 Meetings of the JCC. The JCC shall meet on such dates and at such times and places as agreed to by GNE and SGEN, but in any event shall hold at least [***] on such dates at such times as it elects. The JCC shall record all decisions made, and otherwise take minutes as appropriate. Responsibility for keeping minutes will alternate between the Parties, beginning with GNE. JCC meeting minutes will be sent to each member of the JCC for review as soon as practicable after a meeting. A Party may, with the prior written consent of the other Party, invite a reasonable number of non-voting employees or consultants to attend a meeting of the JCC. Those invitees must be bound by appropriate confidentiality obligations. Each Party shall be responsible for its own expenses for participating in the JCC. Meetings of the JCC shall be effective only if at least [***] of each Party [***] present or participating.

3.8 Responsibilities of the JCC. The JCC shall have the responsibility and authority to:

(a) Review the U.S. Commercialization Plan and any proposed amendments or updates thereto;

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(b) Monitor the Commercialization of Licensed Products in the U.S. against the U.S. Commercialization Plan;

(c) Serve as a forum for discussing Commercialization issues relating to the Co-Promote Products;

(d) Oversee and coordinate the Parties’ field sales promotional activities in the U.S. with respect to Co-Promote Products;

(e) Establish subcommittees pursuant to Section 3.11, oversee the activities of all subcommittees so established, and address disputes or disagreements arising in all such subcommittees;

(f) Review and update the Co-Promotion Plan agreed upon by the Parties pursuant to Section 6.6 (c); and

(g) Perform such other functions as the Parties may agree in writing.

3.9 Areas Outside the JCC’s Authority. The JCC shall have no authority other than that expressly set forth in Section 3.8 and, specifically, shall have no authority (a) [***], (b) [***], (c) to determine whether or not a Party [***], (d) [***].

3.10 JCC Decisions.

(a) [***]; Good Faith; Action Without Meeting. The JCC shall decide all matters by [***], with each Party having [***]. The members of the JCC shall act in good faith to cooperate with one another and to reach agreement with respect to issues to be decided by the JCC. Action that may be taken at a meeting of the JCC also may be taken without a meeting if a [***] setting forth the action so taken is [***], provided that such [***].

(b) Failure to Reach Consensus. In the event that the members of the JCC cannot come to consensus within [***] with respect to any matter over which the JCC has authority and responsibility, then, [***]. [***].

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3.11 Subcommittees. The JDC and JCC each shall have the right to establish subcommittees and to delegate certain of its powers and responsibilities thereto. Except as mutually agreed by the Parties, such subcommittees shall decide all matters by [***], with each Party having [***], and any disputes that cannot be resolved by a subcommittee in a reasonable time period shall be submitted to the JDC or JCC (whichever established such subcommittee) for resolution in accordance with Section 3.5 or 3.10(b) (as appropriate).

ARTICLE 4

DEVELOPMENT

4.1 Overview.

(a) GNE and SGEN shall perform all Development activities in accordance with the Development Plan. As between the Parties, GNE, or its Affiliates or Sublicensee(s) shall bear all costs associated with Development of Licensed Products in the Field in the Territory, as set forth in more detail in Section 4.7.

(b) SGEN shall only be obligated to perform Development activities during the SGEN Development Period, as and to the extent provided in this Section 4.1(b). SGEN hereby agrees and consents to conduct those Development activities assigned to SGEN as set forth in the Initial Development Plan, subject to GNE’s obligation to reimburse SGEN for its Development Costs pursuant to Section 4.7. SGEN’s obligation to perform any Development activities other than those set forth in the Initial Development Plan shall require SGEN’s written consent, in its sole discretion, provided that any Development activities assigned to SGEN and [***].

(c) Following the end of the SGEN Development Period, SGEN shall have the right to voluntarily perform new Development activities if reasonably requested by GNE and agreed to in writing by SGEN. Both Parties have agreed that such right of SGEN to voluntarily perform such new Development activities as requested by GNE pursuant to this Section 4.1(c) does not constitute a future performance obligation of SGEN and, in particular, does not constitute an [***]. In addition, to the extent that after the SGEN Development Period, GNE requests and SGEN agrees to undertake further new Development pursuant to this Section 4.1(c) and [***]. Notwithstanding the foregoing, the Parties expect any creation and transfer of [***] under this provision and after the end of the SGEN Development Period to be [***]. In addition, it is understood that [***].

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4.2 Development Plan.

(a) Scope. The Development of each Licensed Product in the Territory under this Agreement shall be governed by a development plan (each, a “Development Plan”). Each Development Plan shall be developed in good faith with the overall objective of optimizing the commercial potential of such Licensed Product. Each Development Plan shall describe (i) the proposed overall program of Development for the applicable Licensed Product, including preclinical studies, toxicology, manufacturing, clinical studies, regulatory plans and other elements of obtaining Regulatory Approval(s) in each applicable country, (ii) timelines for key regulatory authority meetings, Drug Approval Applications and Regulatory Approvals, and (iii) the anticipated tasks and responsibilities of each Party (subject to Section 4.1(b)). Each Development Plan shall include a summary of estimated Development expenses of the program expected to be incurred during the Development process through obtaining Regulatory Approval for each proposed indication and route of delivery, [***]. In the event of any inconsistency between the Development Plan and this Agreement, the terms of this Agreement shall prevail. In the event that the JDC fails to formally approve the Development Plan or update or amendment thereto, the course of action actually taken by the Parties shall constitute the Development Plan for the purpose of this Agreement, unless and to the extent the Parties disagree on such course of conduct and provided further that this sentence shall in no way be construed as obligating SGEN to undertake any Development activities which are not otherwise agreed to by SGEN in accordance with Section 4.1(b).

(b) Initial Development Plan. The Parties have agreed on an outline of the initial Development Plan, a copy of which is attached hereto as Exhibit B (the “Initial Development Plan”). Promptly but no later than [***] after the Effective Date, the Parties shall prepare and submit to the JDC for approval the full version of the Development Plan, which shall be consistent with Exhibit B, and in particular, the Development Plan shall allocate to SGEN responsibility for conducting (i) [***], (ii) [***] and (iii) [***]. It is anticipated that (w) [***]; (x) [***]; (y) [***]; and (z) [***]. The Parties acknowledge that, as of the Execution Date, SGEN is performing certain pre-clinical work related to applications of SGN-40 in the Hematologic Oncology Indications, and the Development Plan shall include an explicit authorization permitting SGEN to continue to conduct such pre-clinical work. In addition, the Parties also acknowledge that as of the Execution Date,

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SGEN has entered into those certain material transfer agreements set forth in Exhibit E, and that the research studies contemplated to be performed thereunder may continue to be performed after the Execution Date in accordance with the terms and conditions of such material transfer agreements.

(c) Updates to the Development Plans. Following approval by the JDC of the full Development Plan, and commencing in [***] and [***] thereafter, GNE shall update and prepare the Development Plan for each Licensed Product for the following [***] to take into account completion of Development activities, or commencement or cessation of Development activities not contemplated by the then-current Development Plan and nonetheless approved by the JDC, and submit each such proposed amended Development Plan to the JDC for review no later than [***] and for approval no later than [***] of such [***]; provided, that the Development activities in the Development Plan delegated to and agreed [***], unless [***].

(d) Diligence. SGEN will use Diligent Efforts to carry out the activities set forth in a Development Plan for which SGEN is responsible and agrees to undertake pursuant to Section 4.1(b).

4.3 Diligent Development. GNE shall use Diligent Efforts to Develop [***] and in at least [***] Activities by GNE’s Sublicensees and Affiliates will be considered as GNE’s activities under this Agreement for purposes of determining whether GNE has complied with its obligations under this Section 4.3, provided, however that the failure of a Sublicensee to be diligent is not a breach by GNE hereunder as long as GNE is taking steps to actively enforce the diligence obligation under the sublicense agreement, which shall be consistent with the level of diligence to be applied by GNE under this Section 4.3. Notwithstanding anything to the contrary, any failure by GNE to meet its diligence obligations under this Section 4.3 shall not be considered [***] to the extent that such failure was caused by any act, delay, omission or failure [***] of any of its obligations under the Development Plan or [***].

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4.4 Development Reports. Each Party will keep the JDC fully informed regarding the progress and results of such Party’s Development activities and those of its Affiliates, Sublicensees, and Third Party contractors. At least [***] prior to each scheduled JDC meeting, each Party shall provide the JDC with a written report that summarizes, in reasonable detail, all Development activities performed by such Party and its Affiliates, Sublicensees, and Third Party contractors during such quarter, and compares such performance with the goals and timelines set forth in the Development Plan. Each Party shall also make itself available to further discuss with the JDC its Development of the Licensed Product as reasonably requested. The obligation to provide development reports under this Section 4.4 shall cease upon the date that the JDC ceases to exist; provided, however, that GNE shall thereafter provide directly to SGEN, on an annual basis, a written report that summarizes all Development activities performed or anticipated to be performed by GNE and its Affiliates, Sublicensees, and Third Party contractors, as well as such periodic updates as may be provided by GNE’s alliance management function.

4.5 Standards of Conduct. Each Party shall perform, and shall ensure that its Affiliates, Sublicensees, and Third Party contractors perform, the Development activities for which it is responsible under the Development Plan in a good scientific manner and in compliance with applicable laws, rules and regulations.

4.6 Development Limitations. SGEN may not conduct or have conducted on its behalf, or enable any Third Party to conduct, [***]. GNE may conduct or have conducted on its behalf, or enable any Third Party to conduct, any clinical activities in support of Regulatory Approval of a Licensed Product in the U.S. as approved under a Development Plan or by the JDC.

4.7 Development Costs. GNE shall be responsible for, and shall reimburse SGEN on a [***] basis for, all costs and expenses actually incurred by or on behalf of SGEN in connection with SGEN’s performance of its Development responsibilities specified in the Development Plan and agreed to by SGEN pursuant to Section 4.1(b). In particular, GNE shall reimburse SGEN for such costs and expenses as follows: (a) [***]; and (b) [***]. For clarity, Development activities are exclusive of any Other SGEN Research activities and [***], at which time GNE shall reimburse SGEN for all costs and expenses actually incurred by or on behalf of SGEN since the Execution Date in connection with SGEN’s performance of such [***]. In determining

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Development Costs chargeable under this Agreement, SGEN will use its project accounting systems, as consistently applied across all its projects. Within [***] after the beginning of [***], SGEN shall provide to GNE a report detailing all Development Costs incurred during such prior [***], including the number of FTEs dedicated to Development activities during that calendar quarter accompanied by the associated cost of such FTEs at the SGEN FTE Rate. Such report shall be accompanied by a [***]. Such report will provide information on out-of-pocket expenses incurred during the [***] at a sufficient level of detail to enable GNE to evaluate the reasonableness of such expenses. Such report will be accompanied by an itemized invoice for the Development Costs incurred during the [***]. GNE shall pay SGEN for such Development Costs incurred within [***] of receipt of a true and correct invoice. As between the Parties, GNE shall be responsible for all costs and expenses incurred by or on behalf of GNE, its Affiliates, or its Sublicensees in connection with Development of Licensed Products. All Development Costs shall be recorded in accordance with GAAP.

4.8 Development Coordination

The Parties, through their designated project liaisons hereunder (each, a “Project Liaison”) will coordinate regular interactions between their respective project teams for the Development of Licensed Products pursuant to the Development Plan. Each Project Liaison shall be primarily responsible for facilitating the flow of information and otherwise promoting communications and collaboration within and among the JDC and JCC, between the Parties and internally within the Parties. Each Project Liaison will be responsible for: (a) facilitating coordination among the various functional representatives of his or her appointing Party; (b) providing single-point communication for seeking consensus both internally within the respective Party’s organization and together regarding key strategy and Development Plan issues, as appropriate; and (c) raising disputes with, and facilitating the resolution of disputes by, the JDC or JCC, as appropriate, in a timely manner.

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ARTICLE 5

REGULATORY

5.1 Regulatory Filings.

(a) GNE and/or its Sublicensees shall be responsible for preparing and filing all Regulatory Filings and seeking all Regulatory Approvals, including preparing all reports necessary as part of a Drug Approval Application. All Regulatory Filings for Licensed Products shall be filed in the name of GNE and/or its Sublicensees, and GNE and/or its Sublicensees shall have primary responsibility for all communications and other dealings with the regulatory agencies relating to the Licensed Products. As soon as practicable after the Effective Date (or such other date as mutually agreed by the Parties), SGEN shall transfer to GNE ownership of SGEN’s Regulatory Filings as of the Effective Date (including without limitation any INDs Controlled by SGEN as of the Effective Date), provided that SGEN shall not be required to transfer ownership of any INDs covering any clinical trials being performed by SGEN under the Initial Development Plan or the Development Plan until such clinical trials are completed, provided that in the case that SGEN stops work on any such clinical trial prior to completion SGEN shall transfer ownership of the IND to GNE upon GNE’s request. In any event, ownership of all such Regulatory Filings shall be transferred to GNE prior to the end of the SGEN Development Period. SGEN shall, and hereby does, grant GNE a right of reference with respect to such INDs, to the extent necessary for GNE to perform any of its Development Responsibilities under the Development Plan.

(b) The JDC shall develop and implement procedures for drafting and review of all U.S. Regulatory Filings, including Drug Approval Applications, for Licensed Products, which shall provide sufficient time for SGEN to [***]. [***].

(c) Each Party will provide the other Party with reasonable advance notice of any scheduled meeting with any U.S. regulatory agency relating to Development, U.S. Regulatory Filings and/or a Regulatory Application in the U.S., and the notified Party shall have the right to participate in any such meeting, to the extent permitted by law. Each Party also shall promptly furnish the other Party with summaries of all material correspondence or material meetings with any U.S. regulatory agency relating to Development, U.S. Regulatory Filings and/or a Regulatory Approval in the U.S., and each Party shall, at the other Party’s request, promptly furnish the requesting Party with copies of such correspondence or copies of minutes of such meetings.

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(d) Following approval of a Drug Approval Application for a Licensed Product, GNE and/or its Sublicensees shall retain primary responsibility for dealings with the applicable regulatory agency with respect to such Licensed Product, including filing all supplements and other documents with such agency with respect to such Drug Approval Application.

5.2 Product Withdrawals and Recalls. In the event that any regulatory agency (a) threatens or initiates any action to remove a particular Licensed Product from the market in any country or (b) requires GNE, its Affiliates, or its Sublicensees to distribute a “Dear Doctor” letter or its equivalent regarding use of any Licensed Product, GNE shall notify SGEN of such event as soon as practicable after GNE becomes aware of the action, threat, or requirement (as applicable). [***], for conducting any recalls or taking such other necessary remedial action.

ARTICLE 6

COMMERCIALIZATION

6.1 General. Subject to the remainder of this Article 6, GNE and its Sublicensees shall have sole responsibility and decision-making authority for Commercialization activities. Commercialization activities within the U.S. shall be carried out in accordance with the U.S. Commercialization Plan. As between the Parties, GNE shall be responsible for all costs and expenses associated with the Commercialization activities.

6.2 U.S. Commercialization Plan.

(a) No later than [***] following the delivery by SGEN of its Co-Promotion Exercise Notice in accordance with Section 6.6, GNE shall deliver to the JCC for its review and comment a draft written U.S. Commercialization Plan setting forth strategic and tactical commercialization activities to be performed with respect to each Licensed Product by GNE or on its behalf or by SGEN (including market summaries and launch plan overview), as well as projected timelines for such activities within the U.S. (the “U.S. Commercialization Plan”). GNE shall use Diligent Efforts to prepare the U.S. Commercialization Plan hereunder. GNE shall consider in good faith reasonable comments received from the JCC regarding the draft U.S. Commercialization Plan.

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(b) GNE shall thereafter update the U.S. Commercialization Plan on an annual basis as follows: GNE shall provide the JCC with a draft update to the U.S. Commercialization Plan no later than [***] of each [***]. GNE may, at its election, update the U.S. Commercialization Plan between [***] updates by notifying the JCC of such revised U.S. Commercialization Plan, provided that such [***], including under the Co-Promotion Plan unless and only to the extent [***].

(c) The U.S. Commercialization Plan shall include, without limitation: (i) a description of GNE’s anticipated major marketing activities (both pre- and post-launch); (ii) [***]; (iii) any requirements for additional planned marketing studies; and (iv) [***].

(d) It is understood that the initial U.S. Commercialization Plan delivered pursuant to Section 6.2(a) will likely include only a summary of the anticipated Commercialization efforts in the U.S. for the Licensed Product.

6.3 Diligent Commercialization.

(a) GNE, its Affiliates and Sublicensees shall use Diligent Efforts to Commercialize Licensed Products in each country in the Territory for each indication for which it receives Regulatory Approval. Without limiting the generality of the foregoing, GNE (or its Affiliate or Sublicensee) shall [***] with respect to such country.

(b) It is possible that one or more Licensed Products could be [***]. GNE agrees that it shall not [***].

6.4 Commercialization Reports. GNE shall keep the JCC informed regarding the overall progress and results of its Commercialization and those of its Affiliates, Sublicensees, and Third Party contractors. Within [***] after the end of each [***], GNE shall provide the JCC with a written report that summarizes, in reasonable detail, U.S. Commercialization activities performed during such [***]. GNE shall also promptly provide the JCC with any additional Information regarding the Commercialization of Licensed Products in the U.S., as reasonably requested thereby.

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6.5 Sales Force Training. GNE shall be solely responsible for the creation of, and shall use commercially reasonable efforts to create, marketing and promotional materials for use in the Commercialization of Licensed Products. GNE shall develop and conduct training programs specifically relating to Licensed Products for its sales representatives. In the event SGEN exercises its Co-Promotion Option under Section 6.6, SGEN agrees to utilize such training programs on an ongoing basis consistent with GNE’s business practices with respect to sales of Licensed Products to assure a consistent, focused promotional strategy. In addition, in such event SGEN shall require its sales force to attend and participate in the sales force training programs conducted by GNE for the Co-Promote Product(s), subject to reasonable scheduling of such training events. GNE agrees to provide SGEN with the same marketing and promotional materials that are provided to GNE’s sales force for use by SGEN’s sales force in conducting its activities under the Co-Promotion Plan.

6.6 Option to Co-Promote.

(a) With respect to each [***] (each a “Co-Promote Product”), GNE hereby grants to SGEN an option (a “Co-Promotion Option”) to Co-Promote such Co-Promote Product in the U.S. in accordance with Section 6.6(d) and the Co-Promotion Plan (as agreed to in accordance with Section 6.6(c)). Such Co-Promotion Option shall be exercised as provided in Section 6.6(b).

(b) GNE shall provide SGEN with prompt written notice of [***] (the “Co-Promotion Notice”). The Co-Promotion Notice will be accompanied by a detailed summary of the information presented to [***] and used in making the determination to [***] If SGEN desires to exercise its Co-Promotion Option as to such Co-Promote Product, SGEN shall provide GNE with written notice of such exercise (the “Co-Promote Exercise Notice”) no later than [***] after receipt of written notice from GNE and the accompanying information under this Section 6.6(b). In the event [***] subsequently determines not to [***] hereunder upon the subsequent determination of the [***] to so [***].

(c) Promptly following the date of SGEN’s Co-Promote Exercise Notice, the Parties shall negotiate in good faith a written plan consistent with the provisions of 6.6(d) containing the operational details related to the Parties’ Co-Promotion activities ([***]), as well as such additional terms consistent with the provisions in Section 6.6(d) as are reasonably

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necessary for SGEN to exercise its rights under Section 6.6(d) (the “Co-Promotion Plan”). The Parties shall use good faith efforts to develop, negotiate and agree to such Co-Promotion Plan within [***] of SGEN’s exercise of the Co-Promotion Option. If the Parties have not agreed upon a Co-Promotion Plan despite good faith efforts within such [***] period, then the operational details of the Parties co-promotion activities shall be determined by the JCC, as an interim measure, and GNE and SGEN shall continue to negotiate in good faith for an additional period of [***] concerning the additional terms consistent with the provisions in Section 6.6(d) as are reasonably necessary for SGEN to exercise its rights under Section 6.6(d). The Parties shall update the Co-Promotion Plan on an [***] basis, or more frequently as needed, through the JCC.

(d) Under the Co-Promotion Option:

(i) SGEN will have the right to field, at its election, up to [***] of the [***] with an [***] for Co-Promote Products in the U.S.

(ii) Unless otherwise agreed to by GNE or set forth in the U.S. Commercialization Plan or the Co-Promotion Plan, SGEN’s sales representatives shall dedicate to Co-Promote Products, [***], in aggregate, measured across all SGEN sales representatives involved in such Co-Promotion, and as determined by SGEN’s [***], such policy and procedures to be reasonable and customary in the pharmaceutical sales industry. Notwithstanding the foregoing, SGEN’s sales representatives shall [***].

(iii) GNE will compensate SGEN for co-promoting such Co-Promote Product through payments based on [***]. The calculation of [***] will be described in the Co-Promotion Plan, but generally means the [***], and will be consistent with any applicable standard practices of GNE with respect to its own [***], to the extent GNE has established such standard practices and employs [***] of the activities of its sales force then in existence.

(iv) GNE will allow SGEN’s sales representatives to attend and participate in the training programs described in Section 6.5.

(v) The JCC shall be responsible for the coordination of GNE’s and SGEN’s activities in the sales force deployment and activities with respect to the sales of Co-Promote Products in the U.S.

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(vi) Notwithstanding SGEN’s exercise of a Co-Promotion Option, GNE shall remain responsible for, and have [***].

ARTICLE 7

MANUFACTURE AND SUPPLY

7.1 Manufacturing Responsibility. Except as set forth in Section 7.3, GNE shall be responsible for the manufacturing of Licensed Products in bulk and finished form for use by GNE, its Affiliates, and its Sublicensees in Field in the Territory and for use by SGEN pursuant to the Development Plan.

7.2 Transfer of Manufacturing Technology.

(a) As soon as reasonably possible after the Effective Date SGEN shall transfer to GNE or a Third Party manufacturer designated by GNE all Information Controlled by SGEN as of the Effective Date reasonably necessary to enable GNE or such Third Party manufacturer (as appropriate) to replicate the process employed by SGEN’s Third Party contract manufacturer to manufacture Licensed Product in the Field as of the Effective Date. The costs and expenses incurred by SGEN in carrying out such transfer shall be reimbursed by GNE in accordance with Section 4.7, with such transfer being deemed to be a Development activity for the purpose of such section and such costs and expenses being deemed to be Development Costs.

(b) GNE and/or its Third Party manufacturer shall use any Information transferred pursuant to Section 7.2(a) in accordance with the license granted in Section 2.1.

(c) GNE acknowledges and agrees that prior to any transfer of any manufacturing technology or Information to a Third Party manufacturer designated by GNE, GNE will execute a confidentiality agreement between such Third Party manufacturer and GNE that contains terms substantially equivalent to those of Article 12 of this Agreement.

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7.3 Clinical Supply.

(a) Subject to the requirements set forth in this Section 7.3, SGEN will supply GNE with its clinical requirements of SGN-40 in the Territory until such time as the technology transfer described in Section 7.2 is complete and GNE is able to supply Licensed Products on its own or through a GNE contractor or Sublicensee; provided that [***], unless mutually agreed upon by both Parties in writing. Upon GNE’s reasonable request, [***]. GNE shall [***].

(b) Upon GNE’s reasonable request, SGEN shall use good faith efforts to assist GNE with obtaining [***] with respect to [***] for use in the conduct of clinical trials, either directly by GNE from [***], or by SGEN ordering such [***] material from [***], it being understood that SGEN shall be under no obligation to extend any [***], or to [***] without its express written consent. In any event, GNE shall [***] SGEN for any [***]. In addition, [***] for the purpose of [***]. Notwithstanding anything to the contrary set forth herein, SGEN’s obligations under this Article 7 shall terminate in their entirety at the end of the SGEN Development Period. In the event that GNE decides to terminate, or have SGEN terminate, the [***] then GNE shall be [***].

ARTICLE 8

PAYMENTS

8.1 Upfront Payment. GNE shall pay to SGEN a non-refundable, non-creditable payment of Sixty Million Dollars ($60,000,000) within fourteen (14) days after the Effective Date.

8.2 Maintenance Fee. On the [***] of the Effective Date and on each anniversary of the Effective Date thereafter, GNE shall pay SGEN an annual maintenance fee of [***] (each a “Maintenance Fee”); provided, however, that no such payment shall be due if GNE has spent at least [***] on the Development of Licensed Products (other than Competitive Products) during the [***] period immediately preceding such anniversary date, as demonstrated by GNE’s reasonable written records, which shall be subject to audit as provided in Section 9.2. Any milestone payments made by GNE pursuant to Section 8.3 during the [***] period immediately preceding an anniversary date shall be [***] (if any) due on such anniversary date. GNE’s obligations under this Section 8.2 shall terminate in their entirety upon the date on which GNE or a Sublicensee first receives Regulatory Approval for a Licensed Product (other than a Competitive Product except a Competitive Product for which GNE has agreed to pay royalties in accordance with Section 8.7).

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8.3 Development Milestones.

(a) [***]. GNE shall make each of the following milestone payments to SGEN upon [***] of the corresponding milestone event with respect to the [***] to attain such milestone event in the [***].

Event	Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

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(b) [***]. GNE shall make each of the following milestone payments to SGEN upon [***] of the corresponding milestone event with respect the [***] to attain such milestone event in a [***].

Event	Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(c) [***]. GNE shall make each of the following milestone payments to SGEN upon [***] of the corresponding milestone event with respect to the [***] to attain such milestone event in a [***].

Event	Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

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(d) [***]. GNE shall make each of the following milestone payments to SGEN upon [***] of the corresponding milestone event with respect to the [***] to attain such milestone event in a [***].

Event	Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(e) [***]. GNE shall make each of the following milestone payments to SGEN upon [***] of the corresponding milestone event with respect to the [***] to attain such milestone event in an [***]:

Event	Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

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(f) One-Time MabTech Milestone. GNE shall pay a one-time milestone payment to SGEN in the amount of [***] within thirty (30) days following the commencement of the [***] with a Licensed Product (as that term is defined in the MabTech agreement), provided that such obligation to pay an equivalent milestone payment is actually incurred by SGEN under the MabTech Agreement.

(g) One-Time Milestone Payment. If GNE’s aggregate payments to SGEN under this Section 8.3 are [***] as of the [***], then [***]. Such payment shall be due [***] thereafter, but shall be creditable against any [***] made by GNE to SGEN pursuant to this [***] prior to the date that is [***] of the Execution Date.

(h) Clarifications. For clarity, each of the milestone payments set forth in Sections 8.3(a) through (e) shall be made [***]. Furthermore, it is understood that all payments with respect to events involving a “[***],” “[***],” or “[***]” [***] shall be applicable to the [***], [***], or [***] ([***]) in which a particular milestone event occurs, even if earlier or later milestone events involve a different set of [***], [***], or [***]. For example, if a [***] In addition, in the event that a [***].

(i) [***]. Solely for the purposes of this Section 8.3 and with respect to the achievement of the applicable [***], the definition of a [***] shall be read to also include a [***] that is the subject of a [***] pending as of the time of [***]. Further, with respect to the achievement of any other milestone, the definition of [***] shall mean a [***] that at the date of [***]. For all other milestone events, [***] shall have the meaning provided in [***].

(j) Notice; Payment. Each Party shall notify the other Party within [***] after the occurrence of an achievement of each milestone event giving rise to a payment obligation under Sections 8.3(a) through (e), and GNE shall pay SGEN the indicated amount no later than [***] after receipt of a written invoice from SGEN.

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8.4 Commercialization Milestones. For each [***], GNE shall make the milestone payments indicated below to SGEN when [***] of such [***] in the indicated region [***]. For clarity, each of the milestone payments set forth in this Section 8.4 shall be made [***]

Calendar Year Net Sales	Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

GNE shall notify SGEN within [***] after the occurrence of an achievement of each milestone event giving rise to a payment obligation under this Section 8.4, and GNE shall pay SGEN the indicated amount no later than [***] after receipt of a written invoice from SGEN.

8.5 Royalties.

(a) GNE shall pay to SGEN royalties on Net Sales of [***] in the U.S. at a royalty rate determined by total Net Sales in the U.S. in a calendar year as follows:

Calendar Year U.S. Net Sales	Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]

(b) GNE shall pay to SGEN royalties on Net Sales of [***] by GNE and its Sublicensees outside the U.S. at a royalty rate determined by total Net Sales outside the U.S. in a calendar year as follows:

Calendar Year Ex-U.S. Net Sales	Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]

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8.6 Additional Royalty.

(a) After expiration of the royalty obligations in Section 8.5 (a) and (b) with respect to a particular [***] and a particular country (i.e., [***]), GNE shall pay the following royalties until the first to occur of (a) [***], or (b) [***]:

(i) a [***] royalty equal to [***] of Net Sales of such [***]; and

(ii) A [***] royalty equal to [***] of Net Sales of such [***].

Notwithstanding anything to the contrary, where [***] is not available on a country-by-country basis for a country but [***] (x) is available on a regional basis for the geographic region containing such country, such available regional sales data across all countries in the applicable geographical region (e.g., Europe, North America, Africa, Asia) shall be used in the determination [***] or (y) [***], the [***] for the applicable major market countries will be used to determine the [***]. Where no [***] is available for a particular geographical region, the Parties will determine the [***].

(b) On a country by country basis, GNE shall pay a quarterly royalty equal to [***] of Net Sales of any [***] in a given country as of the date of [***]. If such [***] subsequently becomes a [***], the royalties payable pursuant to Section 8.5(a) or (b) shall apply; provided however, under no circumstances will GNE pay royalties to SGEN pursuant to this Section 8.6(b) and Section 8.5(a) or (b) concurrently.

8.7 [***].

(a) [***].

(b) In the case that GNE, its Affiliate or a Sublicensee [***].

(c) Notwithstanding anything to the contrary in this Section 8.7, GNE shall not be required to make any payments under Section 8.7 (a) or (b) for [***], but only in the event that [***] (but in no event [***]) enters into a Sublicense with a [***].

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(d) If a [***], in the reasonable opinion of [***] and [***], then GNE shall be [***] Third Party based upon the [***] provided that [***] to be [***] (a) [***], or (b) [***].

8.8 Royalty Adjustments.

(a) Third-Party Royalties. If a Patent or Patents of a Third Party should exist in any country during the Term which, [***], then GNE shall be [***], against the [***] in the applicable country, [***] in such country; provided that such [***] shall in no event cause the [***] (a) [***], with respect to [***] sold in such country prior to [***], or (b) [***], with respect to [***] sold in such country on or after [***].

Pass-Through Royalties. GNE shall be responsible for the following royalty payment obligations (the “Pass-Through Royalties”):

(i) GNE shall pay [***] on [***] (as that term is defined in the [***]) of [***] for a period of [***] from [***], or as long as such [***] is incurred to SGEN under the [***]. GNE shall provide SGEN or directly to [***], the information required to fulfill its reporting obligations related to such royalty payment.

(ii) GNE shall pay to [***] (as that term is defined in the [***]) of [***] (as that term is defined in the [***]) as long as such [***] is incurred to SGEN under the [***]. GNE shall pay [***] in accordance with the terms of the [***]. GNE shall provide, [***], all notification and reports required under the [***].

Such Pass-through Royalties shall be [***], pursuant to the terms of [***] as if GNE were paying the Pass-Through Royalties [***].

(c) Notwithstanding anything to the contrary in this Section 8.8, to the extent that [***] with respect to [***] on or after [***] in a particular country (after applying the [***], [***], against the [***] of such [***] in the applicable country, equal to [***] resulting in such excess; provided, that in no instance of the application of this [***], will [***].

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8.9 [***]. Notwithstanding the terms of the Prior Agreements, [***] and the [***] of the [***] or [***] that are set forth in the Prior Agreements, provided that such waiver shall not apply with respect to [***] with respect to [***] following termination pursuant to [***].

ARTICLE 9

PAYMENT; REPORTS; AUDITS

9.1 GNE Quarterly Royalty Payments and Reports.

(a) Commencing with the First Commercial Sale of a Licensed Product and ending with the expiration of all of GNE’s royalty obligations under Sections 8.5, 8.6 and 8.7, GNE agrees to make written reports to SGEN within [***] after the end of each calendar quarter covering all sales of Licensed Products in the Territory by GNE and its Affiliates and Sublicensees for which invoices were sent during such calendar quarter, each such written report stating for the period in question the following information: (i) total Net Sales of all Licensed Products sold in the Territory during such calendar quarter, (ii) Net Sales on a country-by-country basis, (iii) the exchange rate used to convert Net Sales from the currency in which they are earned to U.S. dollars and (iv) the total royalty payments due.

(b) The information contained in each report under Section 9.1(a) shall be considered Confidential Information of GNE. Concurrent with the delivery of each quarterly report, GNE shall make the payment due SGEN under Sections 8.5, 8.6 or 8.7 for the calendar quarter covered by such report.

9.2 Accounting. Each Party shall keep full, true and accurate books of account containing the particulars of Net Sales, the calculation of royalties and Development Costs and other development expenditures which are included in the calculation of GNE’s expenditures under Section 8.2. Each Party shall keep such books of account and the supporting data and other records at its principal place of business. Such books and records must be maintained available for examination in accordance with this Section for [***] after the end of the calendar year to which they pertain, and otherwise as reasonably required to comply with GAAP. Each Party may appoint an internationally-recognized independent accounting firm reasonably acceptable to the audited Party to inspect the relevant books of account of the audited Party to verify any reports or statements provided, or amounts paid or invoiced (as appropriate), by that

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audited Party. The independent accounting firm (and any individuals, if applicable) appointed to perform the examination under this Agreement must execute a confidential disclosure agreement with the audited Party, or otherwise be subject to terms governing non-use and non-disclosure of information that the audited Party has agreed in writing are acceptable. Each Party may exercise its right to have the other Party’s relevant records examined only during the [***] during which the audited Party is required to maintain records, no more than once in any [***], and only once with respect to records covering any specific period of time. The audited Party is required to make its records available for inspection only during regular business hours, only at such place or places where such records are customarily kept, and only upon receipt of at least [***] written advance notice from the other Party. The independent accountant will be instructed to provide an audit report containing its conclusions regarding the audit, and specifying whether the amounts paid were correct, and, if incorrect, the amount of any underpayment or overpayment. The independent accountant further will be instructed to provide that audit report first to the audited Party, and will be further instructed to redact any proprietary information of the audited Party not relevant to the calculation of royalties or Research Support Payments prior to providing that audit report to the other Party. That audit report shall be deemed to be Confidential Information of the audited Party, and used only for purposes germane to this Section. After review of the auditor’s report: (i) if there is an uncontested underpayment by the audited Party for the period in question, then the audited Party shall pay to the other Party the full amount of that uncontested underpayment plus interest as calculated pursuant to Section 9.5, and (ii) if there is an uncontested overpayment by the audited Party for the period in question, then the other Party shall provide to the audited Party a credit against future payments (such credit equal to the full amount of that overpayment), or, if the audited Party is not obligated to make any future payments, then the other Party shall pay to the audited Party the full amount of that overpayment. Contested amounts are subject to dispute resolution under Article 15. If the total amount of any underpayment (as agreed to by the audited Party or as determined under Article 15) exceeds [***] of the amount previously paid by the audited Party for the period subject to audit (as long as that period is at least [***]), then the audited Party shall pay the reasonable costs for the audit.

9.3 Methods of Payments. All payments due to SGEN under this Agreement shall be paid in Dollars by wire transfer to a bank in the U.S. designated in writing by SGEN.

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9.4 Taxes. If a law or regulation of any country of the Territory requires withholding of taxes of any type, levies or other charges with respect to any amounts payable hereunder to SGEN, GNE shall promptly pay such tax, levy or charge for and on behalf of SGEN to the proper governmental authority, and shall promptly furnish SGEN with receipt of such payment. GNE shall have the right to deduct any such tax, levy or charge actually paid from payment due SGEN or be promptly reimbursed by SGEN if no further payments are due SGEN. GNE agrees to assist SGEN in claiming exemption from such deductions or withholdings under double taxation or similar agreement or treaty from time to time in force and in minimizing the amount required to be so withheld or deducted.

9.5 Late Payments. Any amounts not paid within [***] after the date due under this Agreement are subject to interest from the date due through and including the date upon which payment is received. Interest is calculated, over the period between the date due and the date paid, at a rate equal to [***] over the “bank prime loan” rate, as such rate is published in the U.S. Federal Reserve Bulletin H.15 or successor thereto on the last business day of the applicable calendar quarter prior to the date on which such payment is due.

9.6 Rights Regarding Consolidation of SGEN Financial Data. If, at any time during the Term, compliance with any term or condition of this Agreement would, in GNE’s reasonable opinion and with the concurrence of GNE’s independent auditors, require GNE to consolidate SGEN within GNE’s financial statements in order to comply with GAAP, then upon GNE’s request, subject to GNE’s obligations under Article 12 regarding SGEN Confidential Information, SGEN shall provide to GNE SGEN’s unaudited quarterly consolidated financial statements, prepared in accordance with GAAP (i.e., balance sheet, income statement and statement of cash flows) within [***]. In the event of any such consolidation, GNE shall notify SGEN in writing and shall provide to SGEN such information as SGEN may require to comply with its accounting and reporting obligations under GAAP and Applicable Law arising from any such consolidation.

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ARTICLE 10

INTELLECTUAL PROPERTY RIGHTS

10.1 New Inventions.

(a) Ownership of the SGEN Inventions and all intellectual property rights therein shall remain vested at all times in SGEN, and ownership of the GNE Inventions and all intellectual property rights therein shall remain vested at all times in GNE. Inventorship under this Section 10.1 shall be determined under U.S. patent laws.

(b) SGEN and GNE shall each own an undivided equal interest in all [***], and any patents or patent applications claiming such [***] (collectively, “Joint Patents”). SGEN and GNE shall each have the right to practice and to grant licenses under the Joint Patents to the extent provided in this Agreement or otherwise agreed in writing. GNE shall have the first right to prepare, file, prosecute and maintain, through mutually acceptable outside counsel, with input from SGEN, each Joint Patent. GNE shall be responsible for [***] of all costs and expenses incurred in connection with prosecution and maintenance of Joint Patents; provided they [***]. GNE shall keep SGEN informed of the status of each such Joint Patent, and shall [***] concerning the preparation, filing, prosecution and maintenance thereof. If, during the Term, GNE intends not to file or continue prosecuting or maintaining any Joint Patent, GNE shall notify SGEN of such intention at least [***] prior to any applicable deadline, and SGEN shall thereupon have the right, but not the obligation, to assume responsibility for the preparation, filing, prosecution and/or maintenance of such Joint Patent, for which [***].

10.2 Patent Filings.

(a) Responsibilities. SGEN shall have the first right to prepare, file, prosecute and maintain, through mutually acceptable outside counsel, with input from GNE, each Patent within the SGEN Patents (other than Joint Patents), and GNE shall reimburse SGEN for [***] incurred by SGEN in connection with such prosecution and maintenance. Notwithstanding the foregoing, SGEN [***] incurred by SGEN in connection with the prosecution of maintenance of any SGEN Patents (other than Joint Patents), to the extent such SGEN Patents [***]. SGEN shall keep GNE informed of the status of each such SGEN Patent, and shall give reasonable consideration to any suggestions or recommendations of GNE concerning the preparation, filing, prosecution and maintenance thereof. If, during the Term, SGEN intends not to file or continue prosecuting or maintaining a SGEN Patent (other than a Joint Patent), SGEN shall notify GNE of such intention at least [***] prior to any applicable deadline, and GNE shall thereupon have the right, but not the obligation, to assume responsibility for the preparation, filing, prosecution and/or maintenance of such SGEN Patent in the name of SGEN, for which [***].

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(b) Cooperation. The Parties agree to cooperate in the preparation, filing, prosecution and maintenance of all Patents under this Section 10.2, including obtaining and executing necessary powers of attorney and assignments by the named inventors, providing relevant technical reports to the filing Party concerning the invention disclosed in each such Patent, obtaining execution of such other documents which shall be needed in the filing, prosecution and maintenance of each such Patent, and, as requested, updating each other regarding the status of each such Patent, and shall cooperate with the other Party so far as reasonably necessary with respect to furnishing all information and data in its possession reasonably necessary to obtain or maintain such Patents.

10.3 Enforcement and Defense of Patents.

(a) Notice. If either Party becomes aware that a Third Party is infringing or allegedly infringing any SGEN Patent (an “Infringement”) or that any Third Party claims that any such SGEN Patent is invalid or unenforceable (a “Patent Challenge”), it will promptly notify the other Party thereof including available evidence of infringement or the claim of invalidity or unenforceability. The Parties will cooperate and use reasonable efforts to stop such Infringement or Patent Challenge without litigation, prior to either Party initiating any suit or becoming substantially involved in any suit or other legal action.

(b) Enforcement and Defense.

(i) With respect to any Infringement that involves activity other than a [***] or with respect to any Patent Challenge not covered in Section 10.3(b)(iv), [***] will have the sole right (but not the obligation) to take the appropriate steps to enforce any Patent within the [***] against such Infringement or to defend such Patent Challenge (as applicable), at its sole cost and discretion. [***] may, in any such instance, take steps including the initiation, prosecution and control any suit, proceeding or other legal action by counsel of its own choice.

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(ii) To the extent any Infringement involves the [***], [***] will have the first right (but not the obligation), at its [***], to take the appropriate steps to enforce any Patent within the [***] against [***], including without limitation the initiation of a suit, proceeding or other legal action by counsel of its own choice. [***] will have the right, at its [***], to be represented in any such suit, proceeding, or action by counsel of its own choice.

(iii) If [***] fails to take the appropriate steps to enforce any applicable [***] within [***] after the date one Party has provided notice to the other Party of a Field Infringement, then [***] will have the right (but not the obligation), at its sole expense, to take the appropriate steps to enforce such Patent(s), including without limitation the initiation of a suit, proceeding or other legal action by counsel of its own choice. [***] will have the right, at its [***], to be represented in any such suit, proceeding, or action by counsel of its own choice.

(iv) The Party controlling any suit, action or proceeding against a [***] pursuant to Section 10.3(b)(ii) or 10.3(b)(iii) shall also have the right to control the response to any Patent Challenge asserted by the alleged infringer(s) as a counterclaim or affirmative defense in such suit, proceeding, or action.

(c) Cooperation.

(i) If one Party brings any suit, action or proceeding under this Section 10.3, the other Party agrees to be joined as party plaintiff if necessary to prosecute the suit, action or proceeding and to give the first Party reasonable authority to file and prosecute the suit, action or proceeding; provided, however, that neither Party will be required to transfer any right, title or interest in or to any property to the other Party or any other party to confer standing on a Party hereunder.

(ii) The Party not pursuing the suit, action or proceeding brought hereunder will provide reasonable assistance to the other Party, including by providing access to relevant documents and other evidence and making its employees available, subject to the other Party’s reimbursement of any out-of-pocket expenses incurred by the Party providing such assistance.

(iii) Neither Party will settle nor otherwise compromise any such suit, action or proceeding in a way that adversely affects the other Party’s intellectual property rights or its rights or interests with respect to Licensed Products without such Party’s prior written consent, such consent not to be unreasonably withheld.

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(d) Recovery. Except as otherwise agreed to by the Parties as part of a cost-sharing arrangement, any settlements, damages or other monetary awards (the “Recovery”) recovered pursuant to a suit, proceeding, or action brought pursuant to this Section 10.3 will be [***] (to the extent not otherwise reimbursed), [***].

10.4 Defense of Infringement Actions.

(a) During the Term, each Party shall bring to the attention of the other Party all information the Party reasonably believes is relevant to potential infringement of Third Party intellectual property rights in connection with the Development, manufacture, or Commercialization of Licensed Product in the Territory. The Parties shall discuss such information and decide how to address the potential infringement.

(b) If GNE and/or SGEN are named as defendant(s) in a patent infringement suit filed by a Third Party concerning the development, manufacture, production, use, importation, offer for sale, or sale during the Term of Licensed Products in the Field, then [***] shall defend such suit [***] and shall indemnify and hold [***] harmless against any such patent or other infringement suits, and any claims, losses, damages, liabilities, expenses, including reasonable attorneys’ fees and cost, that may be incurred by [***] therein or in settlement thereof. Any and all settlements that restrict the scope or enforceability of the [***], before execution by [***]. [***].

(c) This Section 10.4 shall not be interpreted as placing on either Party a duty of inquiry regarding Third Party intellectual property rights.

10.5 Trademarks. GNE and its Sublicensees shall be responsible for the selection, registration, maintenance, and defense of all trademarks for use in connection with the sale or marketing of Licensed Products in the Field in the Territory (the “Marks”), as well as all expenses associated therewith. All uses of the Marks shall be reviewed by the JCC and shall comply with all applicable laws and regulations (including those laws and regulations particularly applying to the proper use and designation of trademarks in the applicable countries).

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GNE shall not, without SGEN’s prior written consent, use any trademarks or house marks of SGEN (including the SGEN corporate name), or marks confusingly similar thereto, in connection with GNE’s Commercialization of Licensed Products under this Agreement. GNE shall own all Marks.

ARTICLE 11

REPRESENTATIONS, WARRANTIES, AND COVENANTS

11.1 Mutual Representations and Warranties. Each Party hereby represents and warrants to the other Party:

(a) Such Party is a corporation or entity duly organized and validly existing under the laws of the state or other jurisdiction of its incorporation or formation;

(b) The execution, delivery and performance of this Agreement by such Party has been duly authorized by all requisite corporate action;

(c) Such Party has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and such performance does not conflict with or constitute a breach of any agreement of such Party with a Third Party; and

(d) Such Party has the right to grant the rights and licenses described in this Agreement.

11.2 SGEN Representations and Warranties. SGEN hereby represents and warrants to GNE as follows:

(a) As of the Execution Date, SGEN owns or has rights to all [***].

(b) As of the Execution Date, except as it may have previously disclosed to GNE in writing, it has not received any written communications [***].

(c) As of the Execution Date, except as it may have previously disclosed to GNE in writing, there are no [***] and with respect to which SGEN has received notice and, [***], there are [***].

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(d) SGEN has not entered into any agreement with any Third Party, including those material transfer agreements listed on Exhibit E, (i) granting rights to any Third Party that [***] and (ii) [***]. This clause (d) does not apply to the following: (1) [***]; (2) [***] or (3) [***].

11.3 Disclaimer. EXCEPT AS PROVIDED IN SECTIONS 11.1 AND 11.2, THE TECHNOLOGY AND INTELLECTUAL PROPERTY RIGHTS PROVIDED BY EACH PARTY ARE PROVIDED “AS IS” AND EACH PARTY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES, ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICES, IN ALL CASES WITH RESPECT THERETO.

11.4 Limitation of Liability. NEITHER PARTY SHALL BE ENTITLED TO RECOVER FROM THE OTHER PARTY ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT, EACH PARTY’S PERFORMANCE OR LACK OF PERFORMANCE HEREUNDER, OR ANY LICENSE GRANTED HEREUNDER, EXCEPT FOR DAMAGES ARISING FROM A BREACH OF SECTION 12.1. THE FOREGOING SHALL NOT LIMIT EITHER PARTY’S INDEMNIFICATION OBLIGATIONS HEREUNDER.

ARTICLE 12

CONFIDENTIALITY

12.1 Confidentiality.

(a) Generally. During and after the Term, each Party (i) shall maintain in confidence all Confidential Information of the other Party; (ii) shall not use such Confidential Information for any purpose except as permitted by this Agreement; and (iii) shall not disclose such Confidential Information to anyone other than those of its Affiliates, Sublicensees, prospective Sublicensees, employees, consultants, agents or subcontractors who are bound by

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written obligations of nondisclosure and non-use no less stringent than those set forth in this Article 12 and to whom such disclosure is necessary in connection with such Party’s activities as contemplated in this Agreement. Each Party shall ensure that such Party’s Affiliates, Sublicensees, prospective Sublicensees, employees, consultants, agents and subcontractors comply with these obligations. Each Party shall notify the other promptly on discovery of any unauthorized use or disclosure of the other’s trade secrets or proprietary information.

12.2 Exceptions. The obligations of confidentiality, non-disclosure, and non-use set forth in Section 12.1 shall not apply to the extent the receiving Party (the “Recipient”) can demonstrate that the disclosed information (a) was in the public domain at the time of disclosure to the Recipient by the other Party, or thereafter entered the public domain, in each case other than as a result of actions of the Recipient, its Affiliates, employees, licensees, agents or subcontractors, in breach of this Agreement; (b) was rightfully known by the Recipient or its Affiliates (as shown by its written records) prior to the date of disclosure to the Recipient by the other Party; (c) was received by the Recipient or its Affiliates on an unrestricted basis from a Third Party rightfully in possession of such information and not under a duty of confidentiality to the other Party; or (d) was independently developed by the Recipient or its Affiliates without use of such Confidential Information. Notwithstanding any other provision of this Agreement, Recipient’s disclosure of Confidential Information shall not be prohibited if such disclosure: (i) is in response to a valid order of a court or other governmental body, provided that Recipient provides the other Party with prior written notice of such disclosure in order to permit the other Party to seek a protective order or other confidential treatment of such Confidential Information; or (ii) is otherwise required by applicable law or regulation.

12.3 Scientific Publications. The publication strategy of the Parties shall be directed by the JDC and shall be subject to the following procedures:

(a) Prior to public disclosure or submission for publication or presentation of a proposed publication describing the results of any scientific or clinical activity relating to a Licensed Product, the Party disclosing or submitting such proposed publication (“Submitting Party”) shall provide the JDC and the other party (“Responding Party”) by expedited delivery (including electronic mail) a copy of the proposed publication to be submitted. The JDC and the

Responding Party shall be permitted a reasonable time period (but no less than [***] from the date of confirmed receipt) to review the proposed publication or presentation. During such time, (i) the JDC shall determine whether the proposed publication or presentation is consistent with its publication strategy or whether the proposed publication contains information that is reasonably likely to have a material adverse impact on the Development or Commercialization of Licensed Product and (ii) the Responding Party will determine whether the proposed publication contains subject matter for which patent protection should be sought (prior to publication of such proposed publication) for the purpose of protecting an invention, or whether the proposed publication contains the Confidential Information of the Responding Party. Following the expiration of applicable time period for review and upon written approval from the JDC, the Submitting Party shall be free to submit such proposed publication or presentation for publication and publish or otherwise disclose to the public such scientific or clinical results, subject to the procedures set forth in Section 12.3(b).

(b) If the Responding Party believes that the subject matter of the proposed publication contains Confidential Information or a patentable invention of either Party, then prior to the expiration of the applicable time period for review, the Responding Party shall notify the Submitting Party in writing of its determination that such proposed publication contains such information or subject matter for which patent protection should be sought. On receipt of such written notice from the Responding Party, the Submitting Party shall delay public disclosure of such information or submission of the proposed publication for an additional period of [***] (or such shorter period mutually agreed by the Parties) to permit preparation and filing of a patent application on the disclosed subject matter. The Submitting Party shall thereafter be free to publish or disclose such information, except that the Submitting Party may not disclose any Confidential Information of the Responding Party in violation of Sections 12.1 and 12.2 hereof.

(c) [***]. [***].

12.4 Publicity. The Parties agree that the public announcement of the execution of this Agreement shall be substantially in the form of the joint press release attached as Exhibit C, which shall be issued at a time to be mutually agreed by the Parties. Neither Party shall issue any additional press release or other publicity materials, or make any public presentation with respect

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to the terms or conditions of, this Agreement or the programs or efforts being conducted by the other Party hereunder, in each case without the prior written consent of the other Party. This restriction shall not apply to: (a) disclosures to a Party’s attorneys, advisors or current or potential investors on a need to know basis under circumstances that reasonably ensure the confidentiality thereof, and (b) any future disclosures required by law or regulation, including as may be required in connection with any filings made with, or by the requirements of the securities exchange on which such Party’s securities are traded, provided that the disclosing Party (i) use all reasonable efforts to inform the other Party at least [***] prior to making any such disclosures and cooperate with the other Party in seeking a protective order or other appropriate remedy (including redaction) and (ii) whenever possible, request confidential treatment of such information. Further, [***]: (w) [***]; (x) [***]; (y) [***]; and (z) [***]. In addition and notwithstanding anything to the contrary herein, (a) if the relevant text of a proposed press release [***] in all material respects, then [***] in such proposed press release provided that the Party issuing such press release [***] and (b) if the [***] of a [***] such as a [***] has already previously been [***] by the other Party (whether in the form of an [***]) and the text remains [***], then such text may be included in such [***].

ARTICLE 13

INDEMNIFICATION

13.1 Indemnification by SGEN. Unless otherwise provided herein, SGEN agrees to indemnify, hold harmless and defend GNE, its Affiliates, and their directors, officers, employees and agents (the “GNE Indemnitees”) from and against any and all Third Party suits, claims, actions, demands, liabilities, expenses and/or losses (including without limitation attorneys’ fees, court costs, witness fees, damages, judgments, fines and amounts paid in settlement) (“Losses”) to the extent that such Losses arise out of (a) [***], (b) [***], (c) [***], or (d) [***]. Notwithstanding the foregoing, SGEN’s obligation to indemnify, hold harmless, and defend the GNE Indemnitees shall not apply to the extent any Losses arise out of those actions set forth in Sections 13.2 (a) through (f).

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13.2 Indemnification by GNE. Unless otherwise provided herein, GNE shall indemnify, hold harmless and defend SGEN, its Affiliates, and their directors, officers, employees and agents (the “SGEN Indemnitees”) from and against any and all Losses, to the extent that such Losses arise out of (a) [***] (b) [***]; (c) [***]; (d) [***]; (e) [***]; or (f) [***]. Notwithstanding the foregoing, GNE’s obligation to indemnify, hold harmless, and defend the SGEN Indemnitees shall not apply to the extent any Losses arise out of those actions set forth in Sections 13.1 (a) through (d).

13.3 Procedure. In the event of a claim by a Third Party against a Party entitled to indemnification under this Agreement (“Indemnified Party”), the Indemnified Party shall promptly notify the other Party (“Indemnifying Party”) in writing of the claim and the Indemnifying Party shall undertake and solely manage and control, at its sole expense, the defense of the claim and its settlement. The Indemnified Party shall cooperate with the Indemnifying Party, including, as requested by the Indemnifying Party entering into a joint defense agreement. The Indemnified Party may, at its option and expense, be represented in any such action or proceeding by counsel of its choice. The Indemnifying Party shall not be liable for any litigation costs or expenses incurred by the Indemnified Party without the Indemnifying Party’s written consent. The Indemnifying Party shall not settle any such claim unless such settlement fully and unconditionally releases the Indemnified Party from all liability relating thereto, unless the Indemnified Party otherwise agrees in writing.

13.4 Insurance.

(a) Commencing as of the Effective Date, each Party shall obtain and maintain at its own expense on [***].

(b) Each Party shall obtain and maintain on [***], provided that upon the [***], the [***] required by this section shall [***].

(c) Additional Requirements. Except to the extent that GNE self-insures, the following provisions apply:

(i) All insurance coverages shall be primary insurance with respect to each Party’s own participation under this Agreement, and shall be maintained with an insurance company or companies having an [***].

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(ii) Each Party shall name the other Party as an additional insured by endorsement under its Commercial General Liability and Products Liability insurance policies.

(iii) The insurance policies shall be under an occurrence form, but if only a claims-made form is available to a Party, then in such a case, such Party shall maintain the insurance coverage for at least [***] following such Party’s completing performance of its obligations under this Agreement.

(iv) Each Party shall provide to the other Party its respective certificates of insurance evidencing the insurance coverages. Each Party shall provide to the other Party at least [***] prior written notice of any cancellation, nonrenewal or material change in any of the insurance coverages. Each Party shall, upon receipt of written request from the other Party, provide renewal certificates to the other Party for as long as such Party is required to maintain insurance coverages hereunder.

ARTICLE 14

TERM AND TERMINATION

14.1 Term. The term of this Agreement shall begin on the Effective Date and, unless earlier terminated in accordance with the terms of this Article 14, will expire on the date on which neither Party has nor will have any additional payment obligations to the other Party under this Agreement (the “Term”).

14.2 Termination for Breach. Subject to the terms and conditions of this Section 14.2, a Party (the “non-breaching Party”) shall have the right, in addition to any other rights and remedies, to terminate this Agreement in the event the other Party (the “breaching Party”) is in breach of any of its material obligations under this Agreement. The non-breaching Party shall first provide written notice to the breaching Party, which notice shall identify with particularity the alleged breach. The breaching Party shall have a period of [***] ([***] in the case of non-payment) after such written notice is provided to cure such breach. If such breach is not cured within such period, this Agreement shall terminate immediately at end of such period on written notice from the non-breaching Party so long as the notifying Party included its intent to terminate in such notice, unless the breaching Party requests arbitration pursuant to Section 15.2, in which case, this Agreement shall remain in effect until the outcome of the arbitration and its termination subject to such outcome.

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14.3 Termination by GNE. GNE shall have the right to terminate this Agreement [***] prior written notice to SGEN.

14.4 Termination for Bankruptcy. GNE shall have the right to terminate this Agreement upon written notice to SGEN, in the event that SGEN seeks protection of any bankruptcy or insolvency law, a proceeding in bankruptcy or insolvency is filed by or against SGEN and is not dismissed within [***], or there is an adjudication by a court of competent jurisdiction that SGEN is bankrupt or insolvent. SGEN shall have the right to terminate this Agreement upon written notice to GNE, in the event that GNE seeks protection of any bankruptcy or insolvency law, a proceeding in bankruptcy or insolvency is filed by or against GNE and is not dismissed within [***], or there is an adjudication by a court of competent jurisdiction that GNE is bankrupt or insolvent.

14.5 Effects of Termination.

(a) Upon termination of this Agreement by SGEN for GNE’s [***] or due to GNE’s [***] or by GNE under [***]:

(i) Each Party shall promptly return to the other Party all relevant records and materials in its possession or control containing or comprising the other Party’s Confidential Information and to which the Party does not retain rights hereunder.

(ii) All licenses granted by each Party to the other shall terminate (except as set forth in Section 14.5(a)(vi)), and [***].

(iii) Any sublicense granted to a Sublicensee of GNE outside the U.S. shall survive termination of this Agreement, provided that such Sublicensee (x) is not, on the effective date of such termination, in breach of any provisions of its Sublicense Agreement that materially affects SGEN; (y) agrees, in a subsequent writing, to perform and deliver directly to SGEN all obligations and payments that would be due to SGEN under this Agreement with respect to matters within the scope of such Sublicense Agreement; and (z) agrees, in a

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subsequent writing, that, regardless of GNE’s rights and obligations to such Sublicensee under such Sublicense Agreement, SGEN’s rights and obligations to such Sublicensee shall not be materially different than SGEN’s rights and obligations to GNE under this Agreement. Upon termination of this Agreement pursuant to this [***] and execution of the written agreements contemplated in this clause (iii), [***].

(iv) GNE and its Affiliates shall discontinue making any representation regarding its status as a licensee of or distributor for SGEN, for all Licensed Products. GNE and its Affiliates shall cease conducting any activities with respect to the marketing, promotion, sale or distribution of Licensed Products.

(v) Subject to this Section 14.5(a), SGEN shall have the right to develop and commercialize the [***] itself or with one or more Third Parties, and shall have the right, [***].

(vi) GNE hereby grants to SGEN, [***] to make, have made, import, use, offer for sale and sell [***]. In consideration for such license, [***] based on the developmental stage of the most advanced [***] at the time of termination, as follows:

Stage of Development	Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***] [***]

Such royalty shall be payable, on a country-by-country and [***] basis until the later of [***] by SGEN or the expiration of the [***] in such country that covers such [***] or the manufacture, use, or sale of such [***]. Notwithstanding anything to the contrary, the royalty payments set forth above shall be [***] as set forth in this [***]. For clarity, the royalty payments set forth in this Section 14.5(a)(vi) do not include the [***]. The license granted in this Section 14.5(a)(vi) shall be exclusive of any rights under [***], unless SGEN agrees in writing to [***].

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(vii) GNE shall assign, or cause to be assigned, to SGEN, and will provide full copies of, all Regulatory Approvals and INDs, BLAs, NDAs and other similar regulatory applications owned by GNE, its Affiliates, and its Sublicensees that relate to [***]. GNE shall also take such actions and execute such other instruments, assignments and documents as may be necessary to effect the transfer of rights thereunder to SGEN.

(viii) GNE will provide to SGEN copies of all material reports and data, including clinical and non-clinical data and reports, obtained or generated by or on behalf of GNE or its Affiliates (or Sublicensees whose rights have terminated) pursuant to this Agreement that relate to [***], within [***] of such termination, and SGEN shall have the right [***];

(ix) If GNE used one or more Marks with regard to any [***] in a country, GNE shall grant to SGEN an [***] solely in connection with the development and commercialization of such [***], subject to any trademark rights granted in an ex-U.S. sublicense agreement surviving termination in accordance with [***]. For clarity, [***].

(x) At SGEN’s request, GNE shall promptly provide to SGEN copies of all clinical trial, contract manufacturing, or service agreements entered into by GNE or its Affiliates with respect to the [***]. At SGEN’s request, [***], to the extent [***]. In the event that such an assignment or sublicense is not permitted under a particular clinical trial, contract manufacturing, or service agreement, then GNE shall reasonably cooperate (at SGEN’s request) to assist SGEN in obtaining the benefits of such agreement.

(xi) At SGEN’s request, GNE shall supply, or cause to be supplied, SGEN’s requirements of [***] for a period of [***] following the effective date of termination, [***]. If the termination of the Agreement occurs after the first [***], then SGEN may elect, on written notice at least [***] in advance to GNE to [***]. [***].

(xii) [***].

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(xiii) Promptly after the effective date of such termination, GNE shall provide reasonable technical assistance for the period from the effective date of such termination until [***] after such date as necessary to provide technology transfer necessary for SGEN to commence or continue to commercially manufacture [***].

(xiv) GNE hereby grants to SGEN, effective only upon the [***].

(b) Upon termination of this Agreement by [***] under [***] for a [***] (as defined below):

(i) SGEN shall promptly return to GNE all relevant records and materials in its possession or control containing or comprising GNE’s Confidential Information and to which [***].

(ii) All licenses granted by [***].

(iii) All licenses granted by [***].

(iv) GNE’s obligations under [***]; provided, however that the [***] shall be [***] and the [***] shall be [***].

(v) [***].

(vi) [***].

(vii) In addition to the provisions set forth in Sections 14.5(b)(iii-iv) and Section 14.6, the following provisions shall survive termination of the Agreement under this Section 14.5(b): [***].

(viii) As used herein, a “[***]” shall mean (i) [***], (ii) [***]; (iii) [***]; (v) [***]; (vi) [***]; and (vii) [***] (i) through (vii) [***].

(ix) Notwithstanding any termination by GNE under this Section 14.5(b), in the event GNE brings an action against SGEN for a breach of this Agreement which is a [***], and GNE is [***], GNE shall be required either to (i) [***]; or (ii) [***].

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(c) Upon termination of this Agreement by GNE under Section 14.2 for a material breach by SGEN of this Agreement [***]:

(i) SGEN shall promptly return to GNE all relevant records and materials in its possession or control containing or comprising GNE’s Confidential Information and to which SGEN does not retain rights hereunder.

(ii) All licenses granted by [***].

(iii) All licenses granted by [***].

(iv) [***];

(v) [***].

(vi) [***].

(vii) In addition to the provisions set forth in Sections 14.5(c)(iii-iv) and in Section 14.6, the following provisions shall survive termination of the Agreement under this Section 14.5(b): [***].

14.6 Survival; Accrued Rights. The rights and obligations of the Parties under the following provisions of this Agreement shall survive any expiration or termination of this Agreement: [***]. In any event, expiration or termination of this Agreement shall not relieve the Parties of any liability which accrued hereunder prior to the effective date of such expiration or termination nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement, nor prejudice either Party’s right to obtain performance of any obligation.

ARTICLE 15

DISPUTE RESOLUTIONS; GOVERNING LAW

15.1 Disputes. Unless otherwise set forth in this Agreement, in the event of any significant controversy, claim, or dispute arising out of or relating to this Agreement, or its interpretation, performance, nonperformance or any breach of any respective obligations hereunder (hereinafter collectively referred to as a “Dispute”) arising under this Agreement between the Parties, the Parties shall [***].

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15.2 Arbitration. If the Parties are unable resolve a given Dispute pursuant to Section 15.1 within [***], either Party may have the given Dispute settled by binding arbitration in the manner described below:

(a) Arbitration Request. If a Party intends to begin arbitration to resolve a Dispute arising under this Agreement, such Party shall provide written notice (the “Arbitration Request”) to the other Party of such intention and the issues for resolution. From the date of the Arbitration Request and until such time as the Dispute has become finally settled, the running of the time periods as to which Party must cure a breach of this Agreement becomes suspended as to any breach that is the subject matter of the Dispute.

(b) Additional Issues. Within [***] after the receipt of the Arbitration Request, the other Party may, by written notice, add additional issues for resolution.

(c) Subject Matter Exclusions. This Section 15.2 shall not apply to any Dispute relating to (i) [***]; (ii) [***]; or (iii) [***].

(d) Arbitration Procedure. Discovery shall be under the U.S. Federal Rules of Civil Procedure then in effect in the [***]. The Arbitration shall be held in [***] under the rules of the American Arbitration Association (“AAA”). The arbitration shall be conducted [***] who are knowledgeable in the subject matter at issue in the Dispute. [***]. Each Party shall make its selection of arbitrator within [***] after the date of the Arbitration Request. Unless agreed otherwise by the Parties, the Parties shall have [***] from the appointment of the last to be appointed of the [***] to present and/or submit their positions to the arbitrators, and the Parties shall have a hearing before the arbitrators within [***] of such submission. The arbitrators shall hear evidence by each Party and resolve each of the issues identified by the Parties. The arbitrators shall be instructed and required to render a [***]. The written [***] shall be delivered to the Parties as expeditiously as possible, but in no event more than [***] after conclusion of the hearing, unless otherwise agreed to by the Parties. The arbitrators may proceed to an [***]. Each Party agrees to use reasonable efforts to make all of its current employees available, if reasonably needed, and agrees that the arbitrators may deem any party as

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“necessary.” The arbitrators shall be authorized to [***]. The Parties may apply to any court of competent jurisdiction for a temporary restraining order, preliminary injunction or other interim or conservatory relief, as necessary, without breaching these arbitration provisions and without abridging the powers of the arbitrators. At the request of either Party, the arbitrators shall enter an appropriate protective order to maintain the confidentiality of information produced or exchanged in the course of the arbitration proceedings. The arbitrators shall have the power to decide all questions of arbitrability. The arbitrators also shall be authorized to grant any temporary, preliminary or permanent equitable remedy or relief the arbitrators deem just and equitable and within the scope of this Agreement, including, without limitation, an injunction or order for specific performance. The award of the arbitrators shall be the [***]. Judgment on the award rendered by the arbitrators may be enforced in any court having competent jurisdiction thereof, subject only to revocation on grounds of fraud or clear bias on the part of the arbitrators. Notwithstanding anything contained in this Section 15.2 to the contrary, each Party shall have the right to institute judicial proceedings against the other Party or anyone acting by, through or under such other Party, in order to enforce the instituting Party’s rights hereunder through specific performance, injunction or similar equitable relief.

(e) Costs; Satisfaction. Each Party shall bear its own attorneys’ fees, costs, and disbursements arising out of the arbitration, and shall pay an equal share of the fees and costs of the arbitrators; provided, however, that the arbitrators shall be authorized to determine whether a Party is the prevailing Party, and if so, to award to that prevailing Party reimbursement for its reasonable attorneys’ fees, costs and disbursements (including, for example, expert witness fees and expenses, photocopy charges and travel expenses), and/or the fees and costs of the arbitrators. Absent the filing of an application to correct or vacate the arbitration award as permitted by applicable law, each Party shall fully perform and satisfy the arbitration award within [***] of the service of the award.

15.3 Waiver. By agreeing to this binding arbitration provision, the Parties understand that they are waiving certain rights and protections which may otherwise be available if a Dispute between the Parties were determined by litigation in court, including the right to seek or obtain certain types of damages precluded by this provision, the right to a jury trial, certain rights of appeal, and a right to invoke formal rules of procedure and evidence.

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15.4 Choice of Law. The validity, performance, construction, and effect of this Agreement shall be governed by the laws of the State of California, without regard to conflicts of law principles that would provide for application of the law of another jurisdiction.

ARTICLE 16

MISCELLANEOUS

16.1 HSR Act.

(a) HSR Filing. Each of GNE and SGEN shall, within fifteen (15) days after Execution Date, file with the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice, any HSR Filing required of it under the HSR Act with respect to the subject matter of this Agreement, which forms shall specifically request early termination of the initial HSR Act waiting period. The Parties will cooperate with one another to the extent necessary in the preparation of any such HSR Filing . The Parties hereto commit to instruct their respective counsel to cooperate with each other and use good faith, diligent efforts to facilitate and expedite the identification and resolution of any such issues and, consequently, the expiration of the applicable HSR Act waiting period, such good faith diligent efforts to include counsel’s undertaking: (i) to keep each other appropriately informed of communications received from and submitted to personnel of the reviewing antitrust authority; and (ii) to confer with each other regarding appropriate contacts with and response to personnel of the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice. Each Party will be responsible for its own costs, expenses, and filing fees associated with any HSR Filing. In respect of any HSR Filing, each of GNE and SGEN will use its good faith, diligent efforts to eliminate any concern on the part of any court or governmental authority regarding the legality of the proposed transaction, including cooperating in good faith with any government investigation and the prompt production of documents and information demanded by a second request for documents and of witnesses if requested, and to cause the Effective Date of this Agreement to occur as soon as practical, as provided in Section 16.1(b). Nothing in this Section shall require either Party to consent to the divestiture or other disposition of any of its or its Affiliates’ assets or to consent to any other structural or conduct remedy, and each Party and its Affiliates shall have no obligation to contest, administratively or in court, any ruling, order or other action of the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice or any Third Party respecting the transactions contemplated by this Agreement.

(b) Effective Date. Except for the specific provisions expressly identified in Section 16.1(c), this Agreement shall not be effective until such time as the HSR Conditions are met. Immediately at the time when all the HSR Conditions are met, this Agreement shall be effective automatically in its entirety.

(c) Portions of Agreement Effective as of Execution Date. Notwithstanding Section 16.1(b) and anything in this Agreement to the contrary, the following provisions of this Agreement shall be in full force and effect as of the Execution Date: Article 1 (Definitions), Article 12 (Confidentiality), Article 14 (Term and Termination), and Article 16 (Miscellaneous).

16.2 Assignment. Either Party may assign this Agreement (a) to any Affiliate of such Party without the prior written consent of the other Party, provided that such Party provides the other Party with written notice of such assignment and remains fully liable for the performance of such Party’s obligations hereunder by such Affiliate, or (b) without the prior written consent of the other Party, to its successor in interest by way of merger, acquisition, or sale of [***] or more of its voting shares or assets (“Change in Control”), provided that such Party provides the other Party with written notice of such assignment. Any other assignment of this Agreement by a Party requires the prior written consent of the other Party. Any assignment in violation of this Section 16.2 shall be null and void. This Agreement shall be binding on and shall inure to the benefit of the permitted successors and assigns of the Parties hereto. Notwithstanding the foregoing, in the event that a Party assigns this Agreement in connection with a Change in Control to its successor all of its assets to which this Agreement relates, the intellectual property rights of such successor in interest, and of any of its Affiliates as of just prior to such Change in Control, as existing immediately prior to the closing of such Change in Control, shall be automatically excluded from the rights licensed to the other Party under this Agreement. In addition, [***] after the later of (a) closing of such Change in Control and (b) GNE’s receipt of written notice of such Change in Control.

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16.3 Force Majeure. If either Party shall be delayed, interrupted in or prevented from the performance of any obligation hereunder by reason of force majeure including an act of God, fire, flood, earthquake, war (declared or undeclared), public disaster, act of terrorism, strike or labor differences, cell culture contamination, lack of access to essential materials or ingredients required for manufacturing, governmental enactment, rule or regulation, or any other cause beyond such Party’s control, such Party shall not be liable to the other therefor; and the time for performance of such obligation shall be extended for a period equal to the duration of the force majeure which occasioned the delay, interruption or prevention. The Party invoking such force majeure rights of this Section 16.3 must notify the other Party by courier or overnight dispatch (e.g., Federal Express) within a period of [***] of both the first and last day of the force majeure unless the force majeure renders such notification impossible in which case notification will be made as soon as possible. If the delay resulting from the force majeure exceeds [***], both Parties shall consult together to find an appropriate solution.

16.4 Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter herein and, effective on the Effective Date, supersedes all previous agreements between the Parties with respect to the subject matter herein, , whether written or oral, including without limitation the existing mutual confidentiality agreement between SGEN and GNE dated February 6, 2006 covering the subject matter of this Agreement, but excluding the Prior Agreements which remain in full force and effect subject to the terms of this Agreement. This Agreement shall not be changed or modified orally, but only by an instrument in writing signed by both Parties.

16.5 Severability. If any provision of this Agreement is declared invalid by a court of last resort or by any court or other governmental body from the decision of which an appeal is not taken within the time provided by law, then and in such event, this Agreement will be deemed to have been terminated only as to the portion thereof that relates to the provision invalidated by that decision and only in the relevant jurisdiction, but this Agreement, in all other respects and all other jurisdictions, will remain in force; provided, however, that if the provision so invalidated is essential to the Agreement as a whole, then the Parties shall negotiate in good faith to amend the terms hereof as nearly as practical to carry out the original intent of the Parties, and, failing such amendment, either Party may submit the matter for resolution pursuant to Article 15.

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16.6 Notices. Any notice or report required or permitted to be given under this Agreement shall be in writing and shall be mailed by certified or registered mail, or telexed or telecopied and confirmed by mailing, as follows and shall be effective five (5) days after such mailing:

If to SGEN:	Seattle Genetics, Inc.

21823 30th Drive S.E.

Bothell, WA 98021

Attention: Chief Executive Officer

With copy to:	Seattle Genetics, Inc.

21823 30th Drive S.E.

Bothell, WA 98021

Attention: General Counsel

If to GNE:	Genentech Inc.

1 DNA Way

South San Francisco, CA 94080

Attention: Corporate Secretary

Telephone: (650) 225-1000

Facsimile: (650) 467-9146

With a copy to:	Genentech Inc.

1 DNA Way

South San Francisco, CA 94080

Attention: Vice President, Alliance Management

Telephone: (650) 225-1000

Facsimile: (650) 467-3294

16.7 Further Assurances. The Parties agree to reasonably cooperate with each other in connection with any actions required to be taken as part of their respective obligations under this Agreement, and shall (a) furnish to each other such further information; (b) execute and deliver to each other such other documents; and (c) do such other acts and things (including working collaboratively to correct any clerical, typographical, or other similar errors in this Agreement), all as the other Party may reasonably request for the purpose of carrying out the intent of this Agreement.

16.8 Agency. Neither Party is, nor will be deemed to be an employee, agent, fiduciary or representative of the other Party for any purpose. Each Party is an independent contractor, not an employee or partner of the other Party. Neither Party shall have the authority to speak for, represent or obligate the other Party in any way without prior written authority from the other Party.

16.9 No Waiver. Any omission or delay by either Party at any time to enforce any right or remedy reserved to it, or to require performance of any of the terms, covenants or provisions hereof, by the other Party, shall not constitute a waiver of such Party’s rights to the future enforcement of its rights under this Agreement. Any waiver by a Party of a particular breach or default by the other Party shall not operate or be construed as a waiver of any subsequent breach or default by the other Party.

16.10 No Strict Construction. This Agreement has been prepared jointly by the Parties and shall not be strictly construed against either Party.

16.11 Headings. The captions used herein are inserted for convenience of reference only and shall not be construed to create obligations, benefits, or limitations.

16.12 Counterparts. This Agreement may be executed in counterparts, all of which taken together shall be regarded as one and the same instrument.

16.13 Interpretation of Certain Terms. In this Agreement, the singular shall include the plural and vice versa, the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereto, and the word “including” shall be deemed to be followed by the phrase “without limitation.” References to any Section or Article include Sections that are part of the related Section (e.g., a Section numbered “Section 3.4.1” would be part of “Section 3.4”, and references to “Section 5.9.1” would also refer to material contained in the Section described as “Section 5.9.1(a)”). The Article and Section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

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IN WITNESS WHEREOF, the Parties have executed this Collaboration Agreement through their duly authorized representatives to be effective as of the Effective Date.

SEATTLE GENETICS, INC.		GENENTECH, INC.

By:	/s/ Clay B. Siegall	By:	/s/ Arthur D. Levinson
Name:	Clay B. Siegall	Name:	Arthur D. Levinson
Title:	President & CEO	Title:	Chairman & CEO

EXHIBIT A

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EXHIBIT B

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B-1

EXHIBIT C

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EXHIBIT D

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EXHIBIT E

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